Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

x :

In re	:	Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC., et al.,	:	08-13555 (JMP)
:
Debtors.	:	(Jointly Administered)
:
x

JOINT CHAPTER 11 PLAN OF

LEHMAN BROTHERS HOLDINGS INC. AND ITS AFFILIATED DEBTORS

WEIL, GOTSHAL & MANGES LLP 767 Fifth Avenue New York, New York 10153 Tel: (212) 310-8000
Fax: (212) 310-8007

Attorneys for Debtors and
Debtors in Possession

Dated:	New York, New York April 14, 2010

(continued)

2

(continued)

3

(continued)

4

(continued)

5

(continued)

6

(continued)

7

(continued)

Schedules

Debtors	Schedule 1

Foreign Administrators	Schedule 2

Foreign Proceedings	Schedule 3

Primary Obligors	Schedule 4

Schedule 5 Affiliates	Schedule 5

Third-Party Guarantee Class Maximum	Schedule 6

8

Preamble

The Debtors propose the following Plan for resolution of their outstanding Claims against, and Equity Interests in, the Debtors pursuant to the Bankruptcy Code.  Capitalized terms used herein have the meanings ascribed to such terms in Article I of the Plan or, to the extent not defined therein, as such terms are defined in the Bankruptcy Code.  Except as otherwise indicated herein, the Plan applies to all of the Debtors and constitutes 23 distinct chapter 11 plans.

The Plan proposes an economic resolution of the claims of creditors of all of the Debtors and incorporates various inter-Debtor, Debtor-creditor and inter-creditor resolutions designed to achieve a global and efficient resolution of the Chapter 11 Cases.  The Debtors believe that the proposed Plan represents a fair economic resolution for all of the Debtors’ claimants that will expedite the administration of the Debtors’ chapter 11 cases and accelerate recoveries to creditors.  The Plan enables the avoidance of the potential enormous costs and extended time that would otherwise be incurred in connection with litigation of the multifaceted and complex issues associated with these extraordinary cases.  The Plan recognizes the corporate integrity of each Debtor.  Allowed Claims against a Debtor will be satisfied from the assets of that Debtor.

Concurrently with the filing of the Plan, LBHI has filed a motion for authorization  to establish LAMCO.  In the course of managing and administering the Debtors’ assets, LBHI has developed an asset management business specializing in the management of commercial real estate, residential mortgages, principal investments and private equity, corporate debt and derivatives assets.  While its capabilities are designed for the administration of assets of the Debtors, LAMCO is well-suited for management of similar third party assets, and the production of revenues that will benefit the stakeholders of that entity.  LAMCO, a newly created subsidiary of LBHI, will provide management services to the Debtors and will undertake the administration of the Debtors’ assets.  LAMCO will enable the Debtors to capitalize on existing infrastructure for the management of long-term investments and illiquid assets and will also provide long-term employment opportunities for the Debtors’ employees.

[The remainder of this page is intentionally left blank.]

ARTICLE I

Definitions and Construction of Terms

Definitions.  As used in the Plan, the following terms shall have the respective meanings specified below:

1.1           A&M means Alvarez & Marsal North America LLC.

1.2           Administrative Expense Claim means any right to payment constituting a cost or expense of administration of any of the Chapter 11 Cases under sections 503(b) and 507(a)(2) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses of preserving the estates of the Debtors, any actual and necessary expenses of operating the businesses of the Debtors, any indebtedness or obligations incurred or assumed by the Debtors in connection with the conduct of their business from and after the Commencement Date, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under sections 330 or 503 of the Bankruptcy Code, and any fees and charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

1.3           Aggregate Subordinated Unsecured Claims Distribution means the total Distribution that would have been made to holders of Subordinated Unsecured Claims but for the reallocation of such Distribution to holders of Allowed Senior Unsecured Claims pursuant to Section 6.4 of the Plan.

1.4           Affiliate shall have the meaning assigned to such term in section 101(2) of the Bankruptcy Code.

1.5           Affiliate Guarantee Claim means any Claim against LBHI asserted by an Affiliate of the Debtors on the basis of a Guarantee.

1.6           Allowed means, with reference to any Claim against the Debtors, (a) any Claim that has been listed by the Debtors in their Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (b) any Claim allowed hereunder, (c) any Claim that is not Disputed, (d) any Claim that is compromised, settled, or otherwise resolved pursuant to the authority granted to the Debtors pursuant to a Final Order of the Bankruptcy Court or under Section 9.4 of the Plan, or (e) any Claim that, if Disputed, has been Allowed by Final Order; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered “Allowed Claims” hereunder.  Unless otherwise specified herein or by order of the Bankruptcy Court, “Allowed Administrative Expense Claim” or “Allowed Claim” shall not, for any purpose under the Plan, include interest on such Administrative Expense Claim or Claim from and after the Commencement Date.  For purposes of a Foreign Proceeding, an “Allowed Claim” includes a Claim that has been Allowed in a Foreign Proceeding by settlement with a Foreign Administrator or Final Order of a court of competent jurisdiction.

1.7           Available Cash means (a) all Cash of a Debtor realized from its business operations, the sale or other disposition of its assets, the interest earned on invested funds, recoveries from Litigation Claims or from any other source or otherwise less (b) the amount of Cash estimated and reserved by such Debtor to (i) adequately fund the reasonable and necessary projected costs to carry out the provisions of the Plan with respect to such Debtor on and after the Effective Date, (ii) pay holders of all Disputed Claims against such Debtor the amount such holders would be entitled to receive under the Plan if all such Disputed Claims against such Debtor were to become Allowed Claims, (iii) pay all fees payable under section 1930 of chapter 123 of title 28 of the United States Code and (iv) pay all other amounts required to be paid to manage and/or liquidate such Debtor’s assets on and after the Effective Date.

1.8           Avoidance Actions means any actions commenced or that may be commenced before or after the Effective Date pursuant to sections 544, 545, 547, 548, 549, 550 or 551 of the Bankruptcy Code.

1.9           Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

1.10         Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases.

1.11         Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2072 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

1.12         Bar Date Order means the Order Pursuant to Section 502(b)(9) of the Bankruptcy Code and Bankruptcy Rule 3003(c)(3) Establishing the Deadline for Filing Proofs of Claim, Approving the Form and Manner of Notice thereof and Approving the Proof of Claim Form approved and entered by the Bankruptcy Court on July 2, 2009 [Docket No. 4271], as the same may be amended from time to time.

1.13         BNC means BNC Mortgage LLC.

1.14         Business Day means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

1.15         Cash means legal tender of the United States of America.

1.16         Causes of Action means, without limitation, any and all actions, causes of action, controversies, liabilities, obligations, rights, suits, damages, judgments, Claims, and demands whatsoever, whether known or unknown, reduced to judgment, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, secured or unsecured, assertable directly or derivatively, existing or hereafter arising, in law, equity, or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Commencement Date or during the course of the Chapter 11 Cases through the Effective Date.

1.17         CES means CES Aviation LLC.

1.18         CES V means CES Aviation V LLC.

1.19         CES IX means CES Aviation IX LLC.

1.20         Chapter 11 Cases means the voluntary cases commenced by the Debtors under chapter 11 of the Bankruptcy Code, which are being jointly administered and are currently pending before the Bankruptcy Court, styled In re Lehman Brothers Holdings Inc., et al., Chapter 11 Case No. 08-13555 (JMP).

1.21         Claim shall have the meaning assigned to such term in section 101(5) of the Bankruptcy Code.

1.22         Class means a category of holders of Claims or Equity Interests as set forth in Article III of the Plan.

1.23         Closing Date means the date upon which all of the Chapter 11 Cases have been closed in accordance with Section 6.6 of the Plan.

1.24         Collateral means any property or interest in property of the estates of the Debtors subject to a Lien to secure the payment of a Claim, which Lien is not subject to avoidance or otherwise invalid and unenforceable under the Bankruptcy Code or applicable non-bankruptcy law.

1.25         Commencement Date means (a) September 15, 2008 with respect to LBHI, (b) September 16, 2008 with respect to LB 745, (c) September 23, 2008 with respect to PAMI, (d) October 3, 2008 with respect to LBCS, LBSF and LOTC, (d) October 5, 2008 with respect to LBDP, LCPI, LBCC, LBFP, CES, CES V, CES IX, East Dover and LS Finance, (e) January 7, 2009 with respect to LUXCO, (f) January 9, 2009 with respect to BNC, (g) February 9, 2009 with respect to SASCO and LB Rose Ranch, (h) April 23, 2009 with respect to LB 2080, (i) December 14, 2009 with respect to Merit, and (j) December 22, 2009 with respect to Somerset and Preferred Somerset.

1.26         Confirmation Date means the date upon which the Bankruptcy Court enters a Confirmation Order on the docket of the Chapter 11 Cases as applicable to each Debtor.

1.27         Confirmation Order means an order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code as applicable to each Debtor.

1.28         Creditors’ Committee means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

1.29         Debtor means each of the entities identified on Schedule 1 in its individual capacity as debtor and debtor in possession in its Chapter 11 Case pursuant to sections 101, 1107(a) and 1108 of the Bankruptcy Code.

1.30         Debtor Allocation Agreement means the agreement among two or more of the Debtors that identifies, allocates and sets forth other agreed rights and obligations with respect to (a) the costs and benefits of Jointly Owned Litigation Claims, (b)

commonly held tax benefits and obligations, (c) expenses of administration of the Chapter 11 Cases, (d) Intercompany Claims among the Debtors or among the Debtors and Debtor-Controlled Entities, and (e) other inter-Debtor related issues.

1.31         Debtor-Controlled Entities means those Affiliates of the Debtors that currently are managed and controlled by the Debtors.

1.32         Derivatives Questionnaire shall have the meaning assigned to such term in the Bar Date Order.

1.33         Disclosure Statement means that certain disclosure statement relating to this Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

1.34         Disputed means, with reference to any Claim, (a) any Claim proof of which was timely and properly filed that is disputed under the Plan or as to which the Debtors have interposed a timely objection and/or request for estimation in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, which objection and/or request for estimation has not been withdrawn or determined by a Final Order, or (b) any Claim, proof of which was required to be filed by a Final Order of the Bankruptcy Court in a form and manner proscribed in such Final Order, but as to which a proof of claim was not timely or properly filed.

1.35         Distribution means any payment or transfer made under the Plan.

1.36         Distribution Record Date means the date that is five Business Days from and after the Effective Date.

1.37         East Dover means East Dover Limited.

1.38         Effective Date means the first Business Day on which the conditions to effectiveness of the Plan set forth in Article XI have been satisfied or waived and on which the Plan shall become effective with respect to a Debtor.

1.39         Eligible Class means each Class in LBHI Classes 7A through 7R for which the aggregate amount of Allowed Third-Party Guarantee Claims exceeds the amount set forth on Schedule 6, as applicable to such Class.

1.40         Equity Interest means shares of common, preferred stock, other form of ownership interest, or any interest or right to convert into such an equity or ownership interest or acquire any equity or ownership interest, including, without limitation, vested and/or unvested restricted stock units, contingent stock awards, contingent equity awards, performance stock units, and stock options or restricted stock awards granted under management ownership plans, the LBHI 2005 stock incentive plan or the LBHI employee incentive plan, in any Debtor that was in existence immediately prior to or on the Commencement Date for such Debtor.

1.41         Final Order means an order of the Bankruptcy Court or any other court of competent jurisdiction as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court or other court of competent jurisdiction shall have been determined by the highest court to which such order was appealed, or certiorari, reargument, or rehearing shall have been denied and the time to take any further appeal, petition for certiorari, or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or applicable law, may be filed with respect to such order shall not cause such order not to be a Final Order.

1.42         Foreign Administrator means each of the persons or entities identified on Schedule 2 that is managing the affairs and representing the insolvency estate of an Affiliate of the Debtors subject to a Foreign Proceeding.

1.43         Foreign Proceeding means each of the proceedings identified on Schedule 3.

1.44         General Unsecured Claim means, (i) in the case of LBHI, any Claim other than an Administrative Expense Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured Claim, a Senior Unsecured Claim, a Subordinated Unsecured Claim, an Intercompany Claim, a Third-Party Guarantee Claim and an Affiliate Guarantee Claim, or, (ii) in the case of each Subsidiary Debtor, any Claim other than an Administrative Expense Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured Claim and an Intercompany Claim.

1.45         Governmental Unit shall have the meaning assigned to such term in section 101(27) of the Bankruptcy Code.

1.46         Guarantee means a guarantee by LBHI of an obligation of an Affiliate of the Debtors, including, without limitation, (a) a guarantee issued pursuant to an ISDA Master Agreement in connection with a derivatives transaction, (b) any other guarantee issued in connection with a transaction or (c) a board or corporate resolution guaranteeing the debts of an Affiliate.

1.47         Guarantee Questionnaire shall have the meaning assigned to such term in the Bar Date Order.

1.48         Independent Directors means Michael L. Ainslie, John F. Akers, Roger S. Berlind, Thomas H. Cruikshank, Marsha Johnson Evans, Sir Christopher Gent, Jerry A. Grundhofer, Roland A. Hernandez, Henry Kaufman and John D. Macomber.

1.49         Intercompany Claim means any Claim against a Debtor asserted by an Affiliate of the Debtor other than an Administrative Expense Claim, a Priority Non-Tax Claim, a Secured Claim, a General Unsecured Claim or an Affiliate Guarantee Claim.

1.50         IRS means the Internal Revenue Service.

1.51         ISDA means the International Swap Dealers Association.

1.52         ISDA Master Agreement means the 1992 or 2002 ISDA Master Agreement form.

1.53         Jointly Owned Litigation Claims means any Litigation Claims that may be, are or are asserted to be owned, either jointly or individually, by one or more of the Debtors.

1.54         LAMCO means the asset management company that will manage certain assets of the Debtors.

1.55         LB 745 means LB 745 LLC.

1.56         LB 2080 means LB 2080 Kalakaua Owners LLC.

1.57         LBB means Lehman Brothers Bankhaus AG (in Insolvenz).

1.58         LBCC means Lehman Brothers Commercial Corporation.

1.59         LBCCA means Lehman Brothers Commercial Corporation Asia Limited (in Liquidation).

1.60         LBCS means Lehman Brothers Commodities Services Inc.

1.61         LBDP means Lehman Brothers Derivatives Products Inc.

1.62         LB Finance means Lehman Brothers Finance AG (in liquidation) a/k/a/ Lehman Brothers Finance S.A. (in liquidation).

1.63         LBFP means Lehman Brothers Financial Products Inc.

1.64         LBHI means Lehman Brothers Holdings Inc.

1.65         LBHJ means Lehman Brothers Holdings Japan Inc.

1.66         LBI means Lehman Brothers Inc.

1.67         LBIE means Lehman Brothers International (Europe) (in Administration).

1.68         LBJ means Lehman Brothers Japan Inc.

1.69         LBL means Lehman Brothers Limited (in Administration)

1.70         LB Rose Ranch means LB Rose Ranch LLC.

1.71         LB Securities means Lehman Brothers Securities N.V.

1.72         LBSF means Lehman Brothers Special Financing Inc.

1.73         LBT means Lehman Brothers Treasury Co. B.V.

1.74         LCPI means Lehman Commercial Paper Inc.

1.75         LS Finance means Lehman Scottish Finance L.P.

1.76         LOTC means Lehman Brothers OTC Derivatives Inc.

1.77         Lien shall have the meaning assigned to such term in section 101(37) of the Bankruptcy Code.

1.78         Litigation Claims means any and all Causes of Action held by a Debtor.

1.79         LUXCO means Luxembourg Residential Properties Loan Finance S.a.r.l.

1.80         Merit means Merit, LLC.

1.81         Ordinary Course Professional Order means the Order Pursuant to Sections 105(a), 327, 328, and 330 of the Bankruptcy Code Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business, approved and entered by the Bankruptcy Court on November 5, 2008 [Docket No. 1394], as the same may be amended from time to time.

1.82         PAMI means PAMI Statler Arms LLC.

1.83         Permitted Third-Party Guarantee Claim means an Allowed Third-Party Guarantee Claim reduced to an amount equal to the product of (a) the amount of such Allowed Third-Party Guarantee Claim divided by the aggregate amount of all Allowed Third-Party Guarantee Claims corresponding to the Primary Obligor obligated for the Primary Claim and (b) the lesser of (i) the aggregate amount of all Allowed Third-Party Guarantee Claims corresponding to such Primary Obligor and (ii) the Third-Party Guarantee Class Maximum applicable to such Allowed Third-Party Guarantee Claim.

1.84         Plan Administrator means LBHI pursuant to the authority granted in Section 6.1 of the Plan.

1.85         Plan means the chapter 11 plans of the Debtors collectively, and (where specified herein) as to each of the Debtors, the chapter 11 plan for such Debtor, including, without limitation, the Plan Supplement and all exhibits, supplements, appendices, and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time.

1.86         Plan Supplement means the document containing the forms of documents specified in Section 14.3 of the Plan.

1.87         Preferred Somerset means LB Preferred Somerset LLC.

1.88         Primary Claim means a Claim against a Primary Obligor for which a corresponding Third-Party Guarantee Claim has been asserted against LBHI.

1.89         Primary Obligor means an Affiliate of the Debtors that is identified on Schedule 4 to the Plan.

1.90         Priority Non-Tax Claim means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under section 507(a) of the Bankruptcy Code.

1.91         Priority Tax Claim means any Claim of a Governmental Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

1.92         Pro Rata Equity Share means the ratio (expressed as a percentage) of an Equity Interest in a Debtor to the aggregate amount of Equity Interests in such Debtor.

1.93         Pro Rata Senior Unsecured Claim Share means the ratio (expressed as a percentage) of (a) an Allowed Senior Unsecured Claim against LBHI to (b) the sum of the aggregated amounts of Allowed Senior Unsecured Claims and Disputed Senior Unsecured Claims.

1.94         Pro Rata Share means:

(a) in the case of LBHI, the ratio (expressed as a percentage) of (i) the amount of an Allowed Senior Unsecured Claim, Allowed General Unsecured Claim, Allowed Subordinated Unsecured Claim, Allowed Intercompany Claim, Permitted Third-Party Guarantee Claim or Allowed Affiliate Guarantee Claim against LBHI to (ii) the sum of (1) the aggregate amounts of Allowed Senior Unsecured Claims, Allowed General Unsecured Claims, Allowed Subordinated Unsecured Claims, Allowed Intercompany Claims, Permitted Third-Party Guarantee Claims, Allowed Affiliate Guarantee Claims, Disputed Senior Unsecured Claims, Disputed General Unsecured Claims, Disputed Subordinated Unsecured Claims and Disputed Intercompany Claims against LBHI and (2) the Third-Party Guarantee Class Maximum Balance, or

(b) in the case of each Subsidiary Debtor, the ratio (expressed as a percentage) of (i) the amount of an Allowed General Unsecured Claim or an Allowed Intercompany Claim against such Subsidiary Debtor to (ii) the sum of the aggregate amounts of Allowed General Unsecured Claims, Allowed Intercompany Claims, Disputed General Unsecured Claims and Disputed Intercompany Claims against such Subsidiary Debtor.

1.95         Reallocated Distribution means each Aggregate Subordinated Unsecured Claims Distribution that shall be distributed to holders of Allowed Senior Unsecured Claims against LBHI in accordance with Section 6.4.

1.96         Released Parties means, collectively, the Debtors, the Independent Directors, the Plan Administrator, the Creditors’ Committee, each current and former member of the Creditors’ Committee and, with respect to each of the foregoing, its respective officers, directors, managers, members, accountants, financial advisors, investment bankers, agents, restructuring advisors, attorneys, representatives or other professionals serving during the pendency of the Chapter 11 Cases (solely in their capacity as officers, directors, managers, members, accountants, financial advisors, investment bankers, agents, restructuring advisors, attorneys, representatives or other professionals serving during the pendency of the Chapter 11 Cases).

1.97         SASCO means Structured Asset Securities Corporation.

1.98         Schedule 5 Affiliates means the Primary Obligors that are identified on Schedule 5 to the Plan and shall be treated as a single Primary Obligor for all purposes under the Plan.

1.99         Schedules means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors as required by section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, including any supplements or amendments thereto through the Confirmation Date.

1.100       Secured Claim means any Claim (a) to the extent reflected in the Schedules or upon a proof of claim as a Secured Claim, which is secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or (b) that is subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.

1.101       Senior Notes means, collectively, the various notes issued by LBHI as to which Bank of New York and Wilmington Trust Co. serve as indenture trustees.

1.102       Senior Unsecured Claim means any Claim against LBHI that has a right of priority in payment to Subordinated Unsecured Claims under the Subordinated Notes other than a Third-Party Guarantee Claim, an Affiliate Guarantee Claim and an Intercompany Claim against LBHI.

1.103       Somerset means LB Somerset LLC.

1.104       Stock Trading Restrictions Order means the Order Pursuant to Sections 105(a) and 362 of the Bankruptcy Code Approving Restrictions on Certain Transfers of Interests in the Debtors’ Estates and Establishing Notification Procedures Relating Thereto [Docket No. 1386], as the same may be amended from time to time.

1.105       Subordinated Notes means, collectively, (i) the 6.375% subordinated Deferrable Interest Debentures due 2052, issued pursuant to the Fourth Supplemental Indenture, dated as of March 17, 2003, between LBHI and JPMorgan Chase Bank, as trustee; (ii) the 6.375% Subordinated Deferrable Interest Debentures due October 2052, issued pursuant to the Fifth Supplemental Indenture, dated as of October 31, 2003, between LBHI and JPMorgan Chase Bank, as trustee; (iii) the 6.00% Subordinated Deferrable Interest Debentures due 2053, issued pursuant to the Sixth Supplemental Indenture, dated as of April 22, 2004, between LBHI and JPMorgan Chase Bank, as trustee; (iv) the 6.24% Subordinated Deferrable Interest Debentures due 2054, issued pursuant to the Seventh Supplemental Indenture, dated as of January 18, 2005, between LBHI and JPMorgan Chase Bank, as trustee; (v) the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035, issued pursuant to the Eighth Supplemental Indenture, dated as of August 19, 2005, between LBHI and JPMorgan Chase Bank, as trustee; (vi) the 5.75% Subordinated Notes due 2017, issued pursuant to the Ninth Supplemental Indenture, dated as of October 24, 2006, between LBHI and JPMorgan Chase Bank, as trustee; (vii)  the Fixed and Floating Rate Subordinated Notes Due 2032, issued pursuant to the Tenth Supplemental Indenture, dated as of May 1, 2007, between LBHI and JPMorgan Chase Bank, as trustee; (viii) the 5.707% Remarketable Junior Subordinated Debentures due 2043, issued pursuant to the Eleventh Supplemental Indenture, dated as of May 17, 2007, between LBHI and U.S. Bank National Association, as trustee; (ix) the Floating Rate Remarketable Junior Subordinated Debentures due 2043, issued pursuant to the Twelfth Supplemental Indenture, dated as of May 17, 2007, between LBHI and U.S. Bank National Association, as trustee; (x) the 6.50% Subordinated Notes Due 2017, issued pursuant to the Thirteenth Supplemental Indenture, dated as of July 19, 2007, between LBHI and The Bank of New York, as trustee; (xi) the 6.875% Subordinated Notes Due 2037, issued pursuant to the Fourteenth Supplemental Indenture, dated as of July 19, 2007, between LBHI and The Bank of New York, as trustee; (xii) the 6.75% Subordinated Notes Due 2017, issued pursuant to the Fifteenth Supplemental Indenture, dated as of December 21, 2007, between LBHI and The Bank of New York, as trustee; (xiii) the  7.50% Subordinated Notes Due 2038, issued pursuant to the Sixteenth Supplemental Indenture, dated as of May 9, 2008, between LBHI and The Bank of New York, as trustee; (xiv) the Fixed/Floating Rate Subordinated Notes due 2016 Series 5065, issued pursuant to a final term sheet dated as of September 26, 2006 under the Euro Medium-Term Note Program; (xv) the Floating Rate Subordinated Notes due 2037 Series EB17, issued pursuant to a final term sheet dated as of January 23, 2007 under the Euro Medium-Term Note Program; (xvi) the Fixed/Floating Rate Subordinated Notes due 2019 Series 6222, issued pursuant to the final term sheet dated as of February 14, 2007 under the Euro Medium-Term Note Program; and (xvii) the Fixed Rate Subordinated Notes, issued by LBHI on June 1, 2007, as described in the Lehman Brothers UK Capital Funding V LP Prospectus, dated as of May 30, 2007.

1.106       Subordinated Unsecured Claim means any Claim against LBHI arising under the Subordinated Notes.

1.107       Subsidiary Debtor means each of the Debtors other than LBHI.

1.108       Sunrise means Sunrise Finance Co., Ltd.

1.109       Third-Party Guarantee Claim means any Claim against LBHI asserted by a third-party that is not an Affiliate of the Debtors on the basis of a Guarantee.

1.110       Third-Party Guarantee Class Maximum means an amount equal to the sum of (a) the amounts set forth on Schedule 6, as applicable to each Class of Third-Party Guarantee Claims and (b) for each Eligible Class, an amount equal to the product of (i) the Third-Party Guarantee Class Maximum Balance and (ii) an amount equal to the quotient of (1) the difference between the aggregate amount of Allowed Third-Party Guarantee Claims in such Eligible Class less the amount set forth on Schedule 6 for such Eligible Class and (2) the difference between the aggregate amount of Allowed Third-Party Guarantee Claims in all Eligible Classes less the amount set forth on Schedule 6 for all such Eligible Classes.

1.111       Third-Party Guarantee Class Maximum Balance means the difference between $94,138,000,000 less the aggregate amount of all Permitted Third-Party Guarantee Claims, if such difference is greater than zero.

Rules of Construction.  Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter.  Unless otherwise specified, all section, article, schedule, or exhibit references in the Plan are to the respective Section in, Article of, Schedule to, or Exhibit to, the Plan.  The words “herein,” “hereof,” “hereto,” “hereunder,” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan.  The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan.  The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan.

ARTICLE II

Treatment of Administrative

Expense Claims and Priority Tax Claims

2.1           Administrative Expense Claims.  Except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a less favorable treatment, each holder of an Allowed Administrative Expense Claim shall receive Cash from the Debtor obligated for the payment of such Allowed Administrative Expense Claim in an amount equal to the Allowed amount of such Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by a Debtor or other obligations incurred by such Debtor shall be paid in full and performed by such Debtor in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.

2.2           Professional Compensation and Reimbursement Claims.  Other than a professional retained by the Debtors pursuant to the Ordinary Course Professional Order, any entity seeking an award of the Bankruptcy Court of compensation for services rendered and/or reimbursement of expenses incurred through and including the Effective Date under section 105(a), 363(b), 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall (a) file its final application for allowance of such compensation and/or reimbursement by no later than the date that is 120 days after the Effective Date or such other date as may be fixed by the Bankruptcy Court, and (b) be paid by or on behalf of the Debtor in full and in Cash in the amounts Allowed upon (i) the date the order granting such award becomes a Final Order, or as soon thereafter as practicable, or (ii) such other terms as may be mutually agreed upon by the claimant and the Debtor obligated for the payment of such Allowed Claim.  The Debtors are authorized to pay compensation for professional services rendered and reimburse expenses incurred after the Effective Date in the ordinary course and without Bankruptcy Court approval.

2.3           Priority Tax Claims.  Except to the extent that a holder of an Allowed Priority Tax Claim has been paid by a Debtor prior to the Effective Date or agrees to less favorable treatment, each holder of an Allowed Priority Tax Claim shall receive Cash from the Debtor obligated for the payment of such Allowed Priority Tax Claim in an amount equal to the Allowed amount of such Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable.

ARTICLE III

Classification Of Claims And Equity Interests

Claims against the Debtors, other than Administrative Expense Claims and Priority Tax Claims, and Equity Interests are classified for all purposes (unless otherwise specified), including voting and Distribution pursuant to the Plan, as follows:

3.1           LBHI

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBHI	Impaired	Yes

2	Secured Claims against LBHI	Impaired	Yes

3	Senior Unsecured Claims	Impaired	Yes

4	General Unsecured Claims against LBHI	Impaired	Yes

5	Subordinated Unsecured Claims	Impaired	No (deemed to reject)

6	Intercompany Claims against LBHI	Impaired	Yes

7A	Third-Party Guarantee Claims for which LBSF is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7B	Third-Party Guarantee Claims for which LBCS is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7C	Third-Party Guarantee Claims for which LBCC is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7D	Third-Party Guarantee Claims for which LOTC is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7E	Third-Party Guarantee Claims for which LBDP is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7F	Third-Party Guarantee Claims for which LCPI is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

7G	Third-Party Guarantee Claims for which LBIE is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7H	Third-Party Guarantee Claims for which LBL is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7I	Third-Party Guarantee Claims for which LBT is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7J	Third-Party Guarantee Claims for which LBB is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7K	Third-Party Guarantee Claims for which LB Finance is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7L	Third-Party Guarantee Claims for which LB Securities is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7M	Third-Party Guarantee Claims for which LBJ is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7N	Third-Party Guarantee Claims for which LBHJ is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7O	Third-Party Guarantee Claims for which Sunrise is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7P	Third-Party Guarantee Claims for which LBCCA is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7Q	Third-Party Guarantee Claims for which LBI is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

7R	Third-Party Guarantee Claims for which a Schedule 5 Affiliate is the Primary Obligor on the corresponding Primary Claims	Impaired	Yes

8	Affiliate Guarantee Claims against LBHI	Impaired	Yes

9	Equity Interests in LBHI	Impaired	No (deemed to reject)

3.2           LCPI

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LCPI	Impaired	Yes

2	Secured Claims against LCPI	Impaired	Yes

3	General Unsecured Claims against LCPI	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

4	Intercompany Claims against LCPI	Impaired	Yes

5	Equity Interests in LCPI	Impaired	No (deemed to reject)

3.3           LBCS

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBCS	Impaired	Yes

2	Secured Claims against LBCS	Impaired	Yes

3	General Unsecured Claims against LBCS	Impaired	Yes

4	Intercompany Claims against LBCS	Impaired	Yes

5	Equity Interests in LBCS	Impaired	No (deemed to reject)

3.4           LBSF

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBSF	Impaired	Yes

2	Secured Claims against LBSF	Impaired	Yes

3	General Unsecured Claims against LBSF	Impaired	Yes

4	Intercompany Claims against LBSF	Impaired	Yes

5	Equity Interests in LBSF	Impaired	No (deemed to reject)

3.5           LOTC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LOTC	Impaired	Yes

2	Secured Claims against LOTC	Impaired	Yes

3	General Unsecured Claims against LOTC	Impaired	Yes

4	Intercompany Claims against LOTC	Impaired	Yes

5	Equity Interests in LOTC	Impaired	No (deemed to reject)

3.6           LBCC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBCC	Impaired	Yes

2	Secured Claims against LBCC	Impaired	Yes

3	General Unsecured Claims against LBCC	Impaired	Yes

4	Intercompany Claims against LBCC	Impaired	Yes

5	Equity Interests in LBCC	Impaired	No (deemed to reject)

3.7           LBDP

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBDP	Impaired	Yes

2	Secured Claims against LBDP	Impaired	Yes

3	General Unsecured Claims against LBDP	Impaired	Yes

4	Intercompany Claims against LBDP	Impaired	Yes

5	Equity Interests in LBDP	Impaired	No (deemed to reject)

3.8           LBFP

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LBFP	Impaired	Yes

2	Secured Claims against LBFP	Impaired	Yes

3	General Unsecured Claims against LBFP	Impaired	Yes

4	Intercompany Claims against LBFP	Impaired	Yes

5	Equity Interests in LBFP	Impaired	No (deemed to reject)

3.9           LB 745

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LB 745	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

2	Secured Claims against LB 745	Impaired	Yes

3	General Unsecured Claims against LB 745	Impaired	Yes

4	Intercompany Claims against LB 745	Impaired	Yes

5	Equity Interests in LB 745	Impaired	No (deemed to reject)

3.10         PAMI

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against PAMI	Impaired	Yes

2	Secured Claims against PAMI	Impaired	Yes

3	General Unsecured Claims against PAMI	Impaired	Yes

4	Intercompany Claims against PAMI	Impaired	Yes

5	Equity Interests in PAMI	Impaired	No (deemed to reject)

3.11         CES

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against CES	Impaired	Yes

2	Secured Claims against CES	Impaired	Yes

3	General Unsecured Claims against CES	Impaired	Yes

4	Intercompany Claims against CES	Impaired	Yes

5	Equity Interests in CES	Impaired	No (deemed to reject)

3.12         CES V

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against CES V	Impaired	Yes

2	Secured Claims against CES V	Impaired	Yes

3	General Unsecured Claims against CES V	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

4	Intercompany Claims against CES V	Impaired	Yes

5	Equity Interests in CES V	Impaired	No (deemed to reject)

3.13         CES IX

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against CES IX	Impaired	Yes

2	Secured Claims against CES IX	Impaired	Yes

3	General Unsecured Claims against CES IX	Impaired	Yes

4	Intercompany Claims against CES IX	Impaired	Yes

5	Equity Interests in CES IX	Impaired	No (deemed to reject)

3.14         East Dover

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against East Dover	Impaired	Yes

2	Secured Claims against East Dover	Impaired	Yes

3	General Unsecured Claims against East Dover	Impaired	Yes

4	Intercompany Claims against East Dover	Impaired	Yes

5	Equity Interests in East Dover	Impaired	No (deemed to reject)

3.15         LS Finance

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LS Finance	Impaired	Yes

2	Secured Claims against LS Finance	Impaired	Yes

3	General Unsecured Claims against LS Finance	Impaired	Yes

4	Intercompany Claims against LS Finance	Impaired	Yes

5	Equity Interests in LS Finance	Impaired	No (deemed to reject)

3.16         LUXCO

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LUXCO	Impaired	Yes

2	Secured Claims against LUXCO	Impaired	Yes

3	General Unsecured Claims against LUXCO	Impaired	Yes

4	Intercompany Claims against LUXCO	Impaired	Yes

5	Equity Interests in LUXCO	Impaired	No (deemed to reject)

3.17         BNC

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against BNC	Impaired	Yes

2	Secured Claims against BNC	Impaired	Yes

3	General Unsecured Claims against BNC	Impaired	Yes

4	Intercompany Claims against BNC	Impaired	Yes

5	Equity Interests in BNC	Impaired	No (deemed to reject)

3.18         LB Rose Ranch

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LB Rose Ranch	Impaired	Yes

2	Secured Claims against LB Rose Ranch	Impaired	Yes

3	General Unsecured Claims against LB Rose Ranch	Impaired	Yes

4	Intercompany Claims against LB Rose Ranch	Impaired	Yes

5	Equity Interests in LB Rose Ranch	Impaired	No (deemed to reject)

3.19         SASCO

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against SASCO	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

2	Secured Claims against SASCO	Impaired	Yes

3	General Unsecured Claims against SASCO	Impaired	Yes

4	Intercompany Claims against SASCO	Impaired	Yes

5	Equity Interests in SASCO	Impaired	No (deemed to reject)

3.20         LB 2080

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against LB 2080	Impaired	Yes

2	Secured Claims against LB 2080	Impaired	Yes

3	General Unsecured Claims against LB 2080	Impaired	Yes

4	Intercompany Claims against LB 2080	Impaired	Yes

5	Equity Interests in LB 2080	Impaired	No (deemed to reject)

3.21         Merit

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against Merit	Impaired	Yes

2	Secured Claims against Merit	Impaired	Yes

3	General Unsecured Claims against Merit	Impaired	Yes

4	Intercompany Claims against Merit	Impaired	Yes

5	Equity Interests in Merit	Impaired	No (deemed to reject)

3.22         Preferred Somerset

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against Preferred Somerset	Impaired	Yes

2	Secured Claims against Preferred Somerset	Impaired	Yes

3	General Unsecured Claims against Preferred Somerset	Impaired	Yes

Class	Designation	Impairment	Entitlement to Vote

4	Intercompany Claims against Preferred Somerset	Impaired	Yes

5	Equity Interests in Preferred Somerset	Impaired	No (deemed to reject)

3.23      Somerset

Class	Designation	Impairment	Entitlement to Vote

1	Priority Non-Tax Claims against Somerset	Impaired	Yes

2	Secured Claims against Somerset	Impaired	Yes

3	General Unsecured Claims against Somerset	Impaired	Yes

4	Intercompany Claims against Somerset	Impaired	Yes

5	Equity Interests in Somerset	Impaired	No (deemed to reject)

ARTICLE IV

Treatment of Claims Against and Equity Interests in LBHI

4.1           LBHI Class 1 — Priority Non-Tax Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBHI Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBHI Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBHI on account of such Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim in LBHI Class 1 shall be paid by LBHI in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

4.2           LBHI Class 2 — Secured Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBHI Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBHI Class 2 shall be satisfied by, at the option of LBHI: (i) payment in Cash by LBHI in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed

Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

4.3           LBHI Class 3 — Senior Unsecured Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 3 is impaired by the Plan.  Each holder of an Allowed Senior Unsecured Claim in LBHI Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Senior Unsecured Claim in LBHI Class 3 shall receive (i) its Pro Rata Share of Available Cash from LBHI, and (ii) its Pro Rata Senior Unsecured Claim Share of Reallocated Distributions.

4.4           LBHI Class 4 — General Unsecured Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 4 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBHI Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBHI Class 4 shall receive its Pro Rata Share of Available Cash from LBHI.

4.5           LBHI Class 5 — Subordinated Unsecured Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 5 is impaired by the Plan.  Each holder of an Allowed Subordinated Unsecured Claim in LBHI Class 5 is deemed to have rejected the Plan and is not entitled to vote to accept or reject the Plan.

(b)   Distributions.  Holders of Allowed Subordinated Unsecured Claims against LBHI shall not receive any Distributions on account of such Subordinated Unsecured Claims unless and until all holders of Allowed Senior Unsecured Claims are fully satisfied in the Allowed amount of such Senior Unsecured Claims, in which case each holder of an Allowed Subordinated Unsecured Claim shall receive its Pro Rata Share of Available Cash from LBHI.

4.6           LBHI Class 6 — Intercompany Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 6 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBHI Class 6 is entitled to vote to accept or reject the Plan.

(b)   LBT Intercompany Claims.  The Intercompany Claim against LBHI held by LBT shall be Allowed in an aggregate amount equal to 50% of the net amount owed by LBHI to LBT as recorded on the books and records of LBHI and LBT as of September 14, 2008.

(c)   Distributions.  Each holder of an Allowed Intercompany Claim in LBHI Class 6 shall receive its Pro Rata Share of Available Cash from LBHI.

4.7           LBHI Classes 7A through 7R — Third-Party Guarantee Claims against LBHI.

(a)   Separate Classes and Treatment.  LBHI Classes 7A through 7R are separate independent Classes, as set forth in Article III of the Plan, but are described together in this Section 4.7 of the Plan.

(b)   Impairment and Voting.  LBHI Classes 7A through 7R are impaired by the Plan.  Each holder of an Allowed Third-Party Guarantee Claim in LBHI Classes 7A through 7R is entitled to vote to accept or reject the Plan in its respective Class.

(c)   Participation in Distributions.  Each holder of an Allowed Third-Party Guarantee Claim in LBHI Classes 7A through 7R shall participate in all Distributions under the Plan solely on the basis of its Permitted Third-Party Guarantee Claim.

(d)   Distributions.  Each holder of a Permitted Third-Party Guarantee Claim in LBHI Classes 7A through 7R shall receive its Pro Rata Share of Available Cash from LBHI; provided, however, that in no event shall a holder of an Allowed Third-Party Guarantee Claim be entitled to a total recovery on such Allowed Third-Party Guarantee Claim and Primary Claim of more than 100% of the Allowed amount of such Primary Claim.

4.8           LBHI Class 8 —Affiliate Guarantee Claims against LBHI.

(a)   Impairment and Voting.  LBHI Class 8 is impaired by the Plan.  Each holder of an Allowed Affiliate Guarantee Claim in LBHI Class 8 is entitled to vote to accept or reject the Plan.

(b)   Allowance.  The aggregate amount of all Allowed Affiliate Guarantee Claims shall be equal to $21,186,000,000.  Within a period of 6 months after the Effective Date, the Plan Administrator shall review and consult with holders of Affiliate Guarantee Claims as necessary and propose an allocation of $21,186,000,000 to each holder of an Affiliate Guarantee Claim.  If the proposed allocation is accepted by holders of at least two-thirds in amount of Allowed Affiliate Guarantee Claims and more than one-half in number of holders of such Allowed Claims within 30 days, such allocation shall be binding on all holders of Allowed Affiliate Guarantee Claims.  If such proposal is not accepted, the allocation of the total $21,186,000,000 among the holders of Allowed Affiliate Guarantee Claim shall be determined by the Bankruptcy Court.

(c)   Distributions. Subject to subsection (b) above, each holder of an Allowed Affiliate Guarantee Claim in LBHI Class 8 shall receive its Pro Rata Share of Available Cash from LBHI.

4.9           LBHI Class 9 — Equity Interests in LBHI.

(a)   Impairment and Voting.  LBHI Class 9 is impaired by the Plan.  Each holder of an Equity Interest in LBHI Class 9 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  On the Effective Date, all Equity Interests in LBHI shall be cancelled and one new share of LBHI’s common stock shall be issued to the Plan Administrator which will hold such share for the benefit of the holders of such former Equity Interests consistent with their former economic entitlements; provided, however, that the Plan Administrator may not exercise any voting rights appurtenant thereto in conflict with Article VII of the Plan.  Each holder of an Equity Interest in LBHI shall neither receive nor retain any property or interest in property on account of such Equity Interests; provided, however, that in the event that all Allowed Claims in LBHI Classes 1 through 8 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBHI may receive its Pro Rata Equity Share of any remaining assets of LBHI consistent with such holder’s rights of priority of payment existing immediately prior to the Commencement Date.  The rights of the holders of former Equity Interests in LBHI shall be nontransferable.  On or promptly after the Effective Date, the Plan Administrator shall file with the Securities and Exchange Commission a Form 15 for the purpose of terminating the registration of any of its publicly traded securities.  Unless otherwise determined by the Plan Administrator, on the date that LBHI’s Chapter 11 Case is closed in accordance with Section 6.6 of the Plan, all such former Equity Interests in LBHI shall be deemed cancelled and of no force and effect provided that such cancellation does not adversely impact the Debtors’ estates.

ARTICLE V

Treatment of Claims Against and Equity Interests in Subsidiary Debtors

5.1           LCPI Class 1 — Priority Non-Tax Claims against LCPI.

(a)   Impairment and Voting.  LCPI Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LCPI Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LCPI Class 1 agrees to less favorable treatment or has been paid by or on behalf of LCPI on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LCPI in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.2           LCPI Class 2 — Secured Claims against LCPI.

(a)   Impairment and Voting.  LCPI Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LCPI Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LCPI Class 2 shall be satisfied by, at the option of LCPI: (i) payment in Cash by LCPI in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.3           LCPI Class 3 — General Unsecured Claims against LCPI.

(a)   Impairment and Voting.  LCPI Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LCPI Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LCPI Class 3 shall receive its Pro Rata Share of Available Cash from LCPI.

5.4           LCPI Class 4 — Intercompany Claims against LCPI.

(a)   Impairment and Voting.  LCPI Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LCPI Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LCPI Class 4 shall receive its Pro Rata Share of Available Cash from LCPI.

5.5           LCPI Class 5 — Equity Interests in LCPI.

(a)   Impairment and Voting.  LCPI Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LCPI Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LCPI shall be cancelled if and when LCPI is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LCPI shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LCPI have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LCPI may receive its

Pro Rata Equity Share of any remaining assets in LCPI.

5.6           LBCS Class 1 — Priority Non-Tax Claims against LBCS.

(a)   Impairment and Voting.  LBCS Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBCS Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBCS Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBCS on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LBCS in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.7           LBCS Class 2 — Secured Claims against LBCS.

(a)   Impairment and Voting.  LBCS Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBCS Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBCS Class 2 shall be satisfied by, at the option of LBCS: (i) payment in Cash by LBCS in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.8           LBCS Class 3 — General Unsecured Claims against LBCS.

(a)   Impairment and Voting.  LBCS Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBCS Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBCS Class 3 shall receive its Pro Rata Share of Available Cash from LBCS.

5.9           LBCS Class 4 — Intercompany Claims against LBCS.

(a)   Impairment and Voting.  LBCS Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBCS Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LBCS Class 4 shall receive its Pro Rata Share of Available Cash from LBCS.

5.10         LBCS Class 5 — Equity Interests in LBCS.

(a)   Impairment and Voting.  LBCS Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LBCS Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LBCS shall be cancelled if and when LBCS is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBCS shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBCS have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBCS may receive its Pro Rata Equity Share of any remaining assets in LBCS.

5.11         LBSF Class 1 — Priority Non-Tax Claims against LBSF.

(a)   Impairment and Voting.  LBSF Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBSF Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBSF Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBSF on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LBSF in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.12         LBSF Class 2 — Secured Claims against LBSF.

(a)   Impairment and Voting.  LBSF Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBSF Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBSF Class 2 shall be satisfied by, at the option of LBSF: (i) payment in Cash by LBSF in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed

Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.13         LBSF Class 3 — General Unsecured Claims against LBSF.

(a)   Impairment and Voting.  LBSF Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBSF Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBSF Class 3 shall receive its Pro Rata Share of Available Cash from LBSF.

5.14         LBSF Class 4 — Intercompany Claims against LBSF.

(a)   Impairment and Voting.  LBSF Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBSF Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LBSF Class 4 shall receive its Pro Rata Share of Available Cash from LBSF.

5.15         LBSF Class 5 — Equity Interests in LBSF.

(a)   Impairment and Voting.  LBSF Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LBSF Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LBSF shall be cancelled if and when LBSF is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBSF shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBSF have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBSF may receive its Pro Rata Equity Share of any remaining assets in LBSF.

5.16         LOTC Class 1 — Priority Non-Tax Claims against LOTC.

(a)   Impairment and Voting.  LOTC Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LOTC Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LOTC Class 1 agrees to less favorable treatment or has been paid by or on behalf of LOTC on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LOTC in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.17         LOTC Class 2 — Secured Claims against LOTC.

(a)   Impairment and Voting.  LOTC Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LOTC Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LOTC Class 2 shall be satisfied by, at the option of LOTC: (i) payment in Cash by LOTC in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.18         LOTC Class 3 — General Unsecured Claims against LOTC.

(a)   Impairment and Voting.  LOTC Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LOTC Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LOTC Class 3 shall receive its Pro Rata Share of Available Cash from LOTC.

5.19         LOTC Class 4 — Intercompany Claims against LOTC.

(a)   Impairment and Voting.  LOTC Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LOTC Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LOTC Class 4 shall receive its Pro Rata Share of Available Cash from LOTC.

5.20         LOTC Class 5 — Equity Interests in LOTC.

(a)   Impairment and Voting.  LOTC Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LOTC Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LOTC shall be cancelled if and when LOTC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LOTC shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LOTC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LOTC may receive its Pro Rata Equity Share of any remaining assets in LOTC.

5.21         LBCC Class 1 — Priority Non-Tax Claims against LBCC.

(a)   Impairment and Voting.  LBCC Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBCC Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBCC Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBCC on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LBCC in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.22         LBCC Class 2 — Secured Claims against LBCC.

(a)   Impairment and Voting.  LBCC Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBCC Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBCC Class 2 shall be satisfied by, at the option of LBCC: (i) payment in Cash by LBCC in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.23         LBCC Class 3 — General Unsecured Claims against LBCC.

(a)   Impairment and Voting.  LBCC Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBCC Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBCC Class 3 shall receive its Pro Rata Share of Available Cash from LBCC.

5.24         LBCC Class 4 — Intercompany Claims against LBCC.

(a)   Impairment and Voting.  LBCC Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBCC Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LBCC Class 4 shall receive its Pro Rata Share of Available Cash from LBCC.

5.25         LBCC Class 5 — Equity Interests in LBCC.

(a)   Impairment and Voting.  LBCC Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LBCC Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LBCC shall be cancelled if and when LBCC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBCC shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBCC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBCC may receive its Pro Rata Equity Share of any remaining assets in LBCC.

5.26         LBDP Class 1 — Priority Non-Tax Claims against LBDP.

(a)   Impairment and Voting.  LBDP Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBDP Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBDP Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBDP on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LBDP in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.27         LBDP Class 2 — Secured Claims against LBDP.

(a)   Impairment and Voting.  LBDP Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBDP Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBDP Class 2 shall be satisfied by, at the option of LBDP: (i) payment in Cash by LBDP in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.28         LBDP Class 3 — General Unsecured Claims against LBDP.

(a)   Impairment and Voting.  LBDP Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBDP Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBDP Class 3 shall receive its Pro Rata Share of Available Cash from LBDP.

5.29         LBDP Class 4 — Intercompany Claims against LBDP.

(a)   Impairment and Voting.  LBDP Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBDP Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LBDP Class 4 shall receive its Pro Rata Share of Available Cash from LBDP.

5.30         LBDP Class 5 — Equity Interests in LBDP.

(a)   Impairment and Voting.  LBDP Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LBDP Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LBDP shall be cancelled if and when LBDP is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBDP shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBDP have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBDP may receive its Pro

Rata Equity Share of any remaining assets in LBDP.

5.31         LBFP Class 1 — Priority Non-Tax Claims against LBFP.

(a)   Impairment and Voting.  LBFP Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LBFP Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LBFP Class 1 agrees to less favorable treatment or has been paid by or on behalf of LBFP on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LBFP in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.32         LBFP Class 2 — Secured Claims against LBFP.

(a)   Impairment and Voting.  LBFP Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LBFP Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LBFP Class 2 shall be satisfied by, at the option of LBFP: (i) payment in Cash by LBFP in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.33         LBFP Class 3 — General Unsecured Claims against LBFP.

(a)   Impairment and Voting.  LBFP Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LBFP Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LBFP Class 3 shall receive its Pro Rata Share of Available Cash from LBFP.

5.34         LBFP Class 4 — Intercompany Claims against LBFP.

(a)   Impairment and Voting.  LBFP Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LBFP Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LBFP Class 4 shall receive its Pro Rata Share of Available Cash from LBFP.

5.35         LBFP Class 5 — Equity Interests in LBFP.

(a)   Impairment and Voting.  LBFP Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LBFP Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LBFP shall be cancelled if and when LBFP is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LBFP shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LBFP have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LBFP may receive its Pro Rata Equity Share of any remaining assets in LBFP.

5.36         LB 745 Class 1 — Priority Non-Tax Claims against LB 745.

(a)   Impairment and Voting.  LB 745 Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LB 745 Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LB 745 Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB 745 on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LB 745 in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.37         LB 745 Class 2 — Secured Claims against LB 745.

(a)   Impairment and Voting.  LB 745 Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LB 745 Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LB 745 Class 2 shall be satisfied by, at the option of LB 745: (i) payment in Cash by LB 745 in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such

Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.38         LB 745 Class 3 — General Unsecured Claims against LB 745.

(a)   Impairment and Voting.  LB 745 Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LB 745 Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in LB 745 Class 3 shall receive its Pro Rata Share of Available Cash from LB 745.

5.39         LB 745 Class 4 — Intercompany Claims against LB 745.

(a)   Impairment and Voting.  LB 745 Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LB 745 Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in LB 745 Class 4 shall receive its Pro Rata Share of Available Cash from LB 745.

5.40         LB 745 Class 5 — Equity Interests in LB 745.

(a)   Impairment and Voting.  LB 745 Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LB 745 Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LB 745 shall be cancelled if and when LB 745 is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LB 745 shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB 745 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB 745 may receive its Pro Rata Equity Share of any remaining assets in LB 745.

5.41         PAMI Class 1 — Priority Non-Tax Claims against PAMI.

(a)   Impairment and Voting.  PAMI Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in PAMI Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in PAMI Class 1 agrees to less favorable treatment or has been paid by or on behalf of PAMI on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by PAMI in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.42         PAMI Class 2 — Secured Claims against PAMI.

(a)   Impairment and Voting.  PAMI Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in PAMI Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in PAMI Class 2 shall be satisfied by, at the option of PAMI: (i) payment in Cash by PAMI in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.43         PAMI Class 3 — General Unsecured Claims against PAMI.

(a)   Impairment and Voting.  PAMI Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in PAMI Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in PAMI Class 3 shall receive its Pro Rata Share of Available Cash from PAMI.

5.44         PAMI Class 4 — Intercompany Claims against PAMI.

(a)   Impairment and Voting.  PAMI Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in PAMI Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in PAMI Class 4 shall receive its Pro Rata Share of Available Cash from PAMI.

5.45         PAMI Class 5 — Equity Interests in PAMI.

(a)   Impairment and Voting.  PAMI Class 5 is impaired by the Plan.  Each holder of an Equity Interest in PAMI Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in PAMI shall be cancelled if and when PAMI is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in PAMI shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against PAMI have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in PAMI may receive its Pro Rata Equity Share of any remaining assets in PAMI.

5.46         CES Class 1 — Priority Non-Tax Claims against CES.

(a)   Impairment and Voting.  CES Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in CES Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in CES Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by CES in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.47         CES Class 2 — Secured Claims against CES.

(a)   Impairment and Voting.  CES Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in CES Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in CES Class 2 shall be satisfied by, at the option of CES: (i) payment in Cash by CES in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.48         CES Class 3 — General Unsecured Claims against CES.

(a)   Impairment and Voting.  CES Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in CES Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in CES Class 3 shall receive its Pro Rata Share of Available Cash from CES.

5.49         CES Class 4 — Intercompany Claims against CES.

(a)   Impairment and Voting.  CES Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in CES Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in CES Class 4 shall receive its Pro Rata Share of Available Cash from CES.

5.50         CES Class 5 — Equity Interests in CES.

(a)   Impairment and Voting.  CES Class 5 is impaired by the Plan.  Each holder of an Equity Interest in CES Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in CES shall be cancelled if and when CES is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES may receive its Pro Rata Equity Share of any remaining assets in CES.

5.51         CES V Class 1 — Priority Non-Tax Claims against CES V.

(a)   Impairment and Voting.  CES V Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in CES V Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in CES V Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES V on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by CES V in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.52         CES V Class 2 — Secured Claims against CES V.

(a)   Impairment and Voting.  CES V Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in CES V Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in CES V Class 2 shall be satisfied by, at the option of CES V: (i) payment in Cash by CES V in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.53         CES V Class 3 — General Unsecured Claims against CES V.

(a)   Impairment and Voting.  CES V Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in CES V Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in CES V Class 3 shall receive its Pro Rata Share of Available Cash from CES V.

5.54         CES V Class 4 — Intercompany Claims against CES V.

(a)   Impairment and Voting.  CES V Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in CES V Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in CES V Class 4 shall receive its Pro Rata Share of Available Cash from CES V.

5.55         CES V Class 5 — Equity Interests in CES V.

(a)   Impairment and Voting.  CES V Class 5 is impaired by the Plan.  Each holder of an Equity Interest in CES V Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in CES V shall be cancelled if and when CES V is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES V shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES V have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES V may receive its Pro Rata Equity Share of any remaining assets in CES V.

5.56         CES IX Class 1 — Priority Non-Tax Claims against CES IX.

(a)   Impairment and Voting.  CES IX Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in CES IX Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in CES IX Class 1 agrees to less favorable treatment or has been paid by or on behalf of CES IX on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by CES IX in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.57         CES IX Class 2 — Secured Claims against CES IX.

(a)   Impairment and Voting.  CES IX Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in CES IX Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in CES IX Class 2 shall be satisfied by, at the option of CES IX: (i) payment in Cash by CES IX in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.58         CES IX Class 3 — General Unsecured Claims against CES IX.

(a)   Impairment and Voting.  CES IX Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in CES IX Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in CES IX Class 3 shall receive its Pro Rata Share of Available Cash from CES IX.

5.59                           CES IX Class 4 — Intercompany Claims against CES IX.

(a)          Impairment and Voting.  CES IX Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in CES IX Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in CES IX Class 4 shall receive its Pro Rata Share of Available Cash from CES IX.

5.60                           CES IX Class 5 — Equity Interests in CES IX.

(a)          Impairment and Voting.  CES IX Class 5 is impaired by the Plan.  Each holder of an Equity Interest in CES IX Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in CES IX shall be cancelled if and when CES IX is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in CES IX shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against CES IX have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in CES IX may receive its Pro Rata Equity Share of any remaining assets in CES IX.

5.61                           East Dover Class 1 — Priority Non-Tax Claims against East Dover.

(a)          Impairment and Voting.  East Dover Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in East Dover Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in East Dover Class 1 agrees to less favorable treatment or has been paid by or on behalf of East Dover on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by East Dover in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.62                           East Dover Class 2 — Secured Claims against East Dover.

(a)          Impairment and Voting.  East Dover Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in East Dover Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in East Dover Class 2 shall be satisfied by, at the option of East Dover: (i) payment in Cash by East Dover in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective

Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.63                           East Dover Class 3 — General Unsecured Claims against East Dover.

(a)          Impairment and Voting.  East Dover Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in East Dover Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in East Dover Class 3 shall receive its Pro Rata Share of Available Cash from East Dover.

5.64                           East Dover Class 4 — Intercompany Claims against East Dover.

(a)          Impairment and Voting.  East Dover Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in East Dover Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in East Dover Class 4 shall receive its Pro Rata Share of Available Cash from East Dover.

5.65                           East Dover Class 5 — Equity Interests in East Dover.

(a)          Impairment and Voting.  East Dover Class 5 is impaired by the Plan.  Each holder of an Equity Interest in East Dover Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in East Dover shall be cancelled if and when East Dover is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in East Dover shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against East Dover have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in East Dover may receive its Pro Rata Equity Share of any remaining assets in East Dover.

5.66                           LS Finance Class 1 — Priority Non-Tax Claims against LS Finance.

(a)          Impairment and Voting.  LS Finance Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LS Finance Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LS Finance Class 1 agrees to less favorable treatment or has been paid by or on behalf of LS Finance on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LS Finance in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.67                           LS Finance Class 2 — Secured Claims against LS Finance.

(a)          Impairment and Voting.  LS Finance Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LS Finance Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LS Finance Class 2 shall be satisfied by, at the option of LS Finance: (i) payment in Cash by LS Finance in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.68                           LS Finance Class 3 — General Unsecured Claims against LS Finance.

(a)          Impairment and Voting.  LS Finance Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LS Finance Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in LS Finance Class 3 shall receive its Pro Rata Share of Available Cash from LS Finance.

5.69                           LS Finance Class 4 — Intercompany Claims against LS Finance.

(a)          Impairment and Voting.  LS Finance Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LS Finance Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in LS Finance Class 4 shall receive its Pro Rata Share of Available Cash from LS Finance.

5.70                           LS Finance Class 5 — Equity Interests in LS Finance.

(a)          Impairment and Voting.  LS Finance Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LS Finance Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in LS Finance shall be cancelled if and when LS Finance is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LS Finance shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LS Finance have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LS Finance may receive its Pro Rata Equity Share of any remaining assets in LS Finance.

5.71                           LUXCO Class 1 — Priority Non-Tax Claims against LUXCO.

(a)          Impairment and Voting.  LUXCO Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LUXCO Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LUXCO Class 1 agrees to less favorable treatment or has been paid by or on behalf of LUXCO on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LUXCO in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.72                           LUXCO Class 2 — Secured Claims against LUXCO.

(a)          Impairment and Voting.  LUXCO Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LUXCO Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LUXCO Class 2 shall be satisfied by, at the option of LUXCO: (i) payment in Cash by LUXCO in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.73                           LUXCO Class 3 — General Unsecured Claims against LUXCO.

(a)          Impairment and Voting.  LUXCO Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LUXCO Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in LUXCO Class 3 shall receive its Pro Rata Share of Available Cash from LUXCO.

5.74                           LUXCO Class 4 — Intercompany Claims against LUXCO.

(a)          Impairment and Voting.  LUXCO Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LUXCO Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in LUXCO Class 4 shall receive its Pro Rata Share of Available Cash from LUXCO.

5.75                           LUXCO Class 5 — Equity Interests in LUXCO.

(a)          Impairment and Voting.  LUXCO Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LUXCO Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in LUXCO shall be cancelled if and when LUXCO is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LUXCO shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LUXCO have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LUXCO may receive its Pro Rata Equity Share of any remaining assets in LUXCO.

5.76                           BNC Class 1 — Priority Non-Tax Claims against BNC.

(a)          Impairment and Voting.  BNC Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in BNC Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in BNC Class 1 agrees to less favorable treatment or has been paid by or on behalf of BNC on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by BNC in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.77                           BNC Class 2 — Secured Claims against BNC.

(a)          Impairment and Voting.  BNC Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in BNC Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in BNC Class 2 shall be satisfied by, at the option of BNC: (i) payment in Cash by BNC in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.78                           BNC Class 3 — General Unsecured Claims against BNC.

(a)          Impairment and Voting.  BNC Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in BNC Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in BNC Class 3 shall receive its Pro Rata Share of Available Cash from BNC.

5.79                           BNC Class 4 — Intercompany Claims against BNC.

(a)          Impairment and Voting.  BNC Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in BNC Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in BNC Class 4 shall receive its Pro Rata Share of Available Cash from BNC.

5.80                           BNC Class 5 — Equity Interests in BNC.

(a)          Impairment and Voting.  BNC Class 5 is impaired by the Plan.  Each holder of an Equity Interest in BNC Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in BNC shall be cancelled if and when BNC is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in BNC shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against BNC have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in BNC may receive its Pro

Rata Equity Share of any remaining assets in BNC.

5.81                           LB Rose Ranch Class 1 — Priority Non-Tax Claims against LB Rose Ranch.

(a)          Impairment and Voting.  LB Rose Ranch Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LB Rose Ranch Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LB Rose Ranch Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB Rose Ranch on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LB Rose Ranch in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.82                           LB Rose Ranch Class 2 — Secured Claims against LB Rose Ranch.

(a)          Impairment and Voting.  LB Rose Ranch Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LB Rose Ranch Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LB Rose Ranch Class 2 shall be satisfied by, at the option of LB Rose Ranch: (i) payment in Cash by LB Rose Ranch in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.83                           LB Rose Ranch Class 3 — General Unsecured Claims against LB Rose Ranch.

(a)          Impairment and Voting.  LB Rose Ranch Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LB Rose Ranch Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in LB Rose Ranch Class 3 shall receive its Pro Rata Share of Available Cash from LB Rose Ranch.

5.84                           LB Rose Ranch Class 4 — Intercompany Claims against LB Rose Ranch.

(a)          Impairment and Voting.  LB Rose Ranch Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LB Rose Ranch Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in LB Rose Ranch Class 4 shall receive its Pro Rata Share of Available Cash from LB Rose Ranch.

5.85                           LB Rose Ranch Class 5 — Equity Interests in LB Rose Ranch.

(a)          Impairment and Voting.  LB Rose Ranch Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LB Rose Ranch Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in LB Rose Ranch shall be cancelled if and when LB Rose Ranch is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LB Rose Ranch shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB Rose Ranch have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB Rose Ranch may receive its Pro Rata Equity Share of any remaining assets in LB Rose Ranch.

5.86                           SASCO Class 1 — Priority Non-Tax Claims against SASCO.

(a)          Impairment and Voting.  SASCO Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in SASCO Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in SASCO Class 1 agrees to less favorable treatment or has been paid by or on behalf of SASCO on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by SASCO in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.87                           SASCO Class 2 — Secured Claims against SASCO.

(a)          Impairment and Voting.  SASCO Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in SASCO Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in SASCO Class 2 shall be satisfied by, at the option of SASCO: (i) payment in Cash by SASCO in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.88                           SASCO Class 3 — General Unsecured Claims against SASCO.

(a)          Impairment and Voting.  SASCO Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in SASCO Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in SASCO Class 3 shall receive its Pro Rata Share of Available Cash from SASCO.

5.89                           SASCO Class 4 — Intercompany Claims against SASCO.

(a)          Impairment and Voting.  SASCO Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in SASCO Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in SASCO Class 4 shall receive its Pro Rata Share of Available Cash from SASCO.

5.90                           SASCO Class 5 — Equity Interests in SASCO.

(a)          Impairment and Voting.  SASCO Class 5 is impaired by the Plan.  Each holder of an Equity Interest in SASCO Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)         Distributions.  Equity Interests in SASCO shall be cancelled if and when SASCO is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in SASCO shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against SASCO have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in SASCO may receive its Pro Rata Equity Share of any remaining assets in SASCO.

5.91                           LB 2080 Class 1 — Priority Non-Tax Claims against LB 2080.

(a)          Impairment and Voting.  LB 2080 Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in LB 2080 Class 1 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in LB 2080 Class 1 agrees to less favorable treatment or has been paid by or on behalf of LB 2080 on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by LB 2080 in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.92                           LB 2080 Class 2 — Secured Claims against LB 2080.

(a)          Impairment and Voting.  LB 2080 Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in LB 2080 Class 2 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in LB 2080 Class 2 shall be satisfied by, at the option of LB 2080: (i) payment in Cash by LB 2080 in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.93                           LB 2080 Class 3 — General Unsecured Claims against LB 2080.

(a)          Impairment and Voting.  LB 2080 Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in LB 2080 Class 3 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed General Unsecured Claim in LB 2080 Class 3 shall receive its Pro Rata Share of Available Cash from LB 2080.

5.94                           LB 2080 Class 4 — Intercompany Claims against LB 2080.

(a)          Impairment and Voting.  LB 2080 Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in LB 2080 Class 4 is entitled to vote to accept or reject the Plan.

(b)         Distributions.  Each holder of an Allowed Intercompany Claim in LB 2080 Class 4 shall receive its Pro Rata Share of Available Cash from LB 2080.

5.95         LB 2080 Class 5 — Equity Interests in LB 2080.

(a)   Impairment and Voting.  LB 2080 Class 5 is impaired by the Plan.  Each holder of an Equity Interest in LB 2080 Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in LB 2080 shall be cancelled if and when LB 2080 is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in LB 2080 shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against LB 2080 have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in LB 2080 may receive its Pro Rata Equity Share of any remaining assets in LB 2080.

5.96         Merit Class 1 — Priority Non-Tax Claims against Merit.

(a)   Impairment and Voting.  Merit Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in Merit Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in Merit Class 1 agrees to less favorable treatment or has been paid by or on behalf of Merit on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by Merit in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.97         Merit Class 2 — Secured Claims against Merit.

(a)   Impairment and Voting.  Merit Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in Merit Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in Merit Class 2 shall be satisfied by, at the option of Merit: (i) payment in Cash by Merit in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.98         Merit Class 3 — General Unsecured Claims against Merit.

(a)   Impairment and Voting.  Merit Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in Merit Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in Merit Class 3 shall receive its Pro Rata Share of Available Cash from Merit.

5.99         Merit Class 4 — Intercompany Claims against Merit.

(a)   Impairment and Voting.  Merit Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in Merit Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in Merit Class 4 shall receive its Pro Rata Share of Available Cash from Merit.

5.100       Merit Class 5 — Equity Interests in Merit.

(a)   Impairment and Voting.  Merit Class 5 is impaired by the Plan.  Each holder of an Equity Interest in Merit Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in Merit shall be cancelled if and when Merit is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Merit shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Merit have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Merit may receive its Pro Rata Equity Share of any remaining assets in Merit.

5.101       Preferred Somerset Class 1 — Priority Non-Tax Claims against Preferred Somerset.

(a)   Impairment and Voting.  Preferred Somerset Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in Preferred Somerset Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in Preferred Somerset Class 1 agrees to less favorable treatment or has been paid by or on behalf of Preferred Somerset on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by Preferred Somerset in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.102       Preferred Somerset Class 2 — Secured Claims against Preferred Somerset.

(a)   Impairment and Voting.  Preferred Somerset Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in Preferred Somerset Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in Preferred Somerset Class 2 shall be satisfied by, at the option of Preferred Somerset: (i) payment in Cash by Preferred Somerset in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.103       Preferred Somerset Class 3 — General Unsecured Claims against Preferred Somerset.

(a)   Impairment and Voting.  Preferred Somerset Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in Preferred Somerset Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in Preferred Somerset Class 3 shall receive its Pro Rata Share of Available Cash from Preferred Somerset.

5.104       Preferred Somerset Class 4 — Intercompany Claims against Preferred Somerset.

(a)   Impairment and Voting.  Preferred Somerset Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in Preferred Somerset Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in Preferred Somerset Class 4 shall receive its Pro Rata Share of Available Cash from Preferred Somerset.

5.105       Preferred Somerset Class 5 — Equity Interests in Preferred Somerset.

(a)   Impairment and Voting.  Preferred Somerset Class 5 is impaired by the Plan.  Each holder of an Equity Interest in Preferred Somerset Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in Preferred Somerset shall be cancelled if and when Preferred Somerset is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Preferred Somerset shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Preferred Somerset have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Preferred Somerset may receive its Pro Rata Equity Share of any remaining assets in Preferred Somerset.

5.106       Somerset Class 1 — Priority Non-Tax Claims against Somerset.

(a)   Impairment and Voting.  Somerset Class 1 is impaired by the Plan.  Each holder of an Allowed Priority Non-Tax Claim in Somerset Class 1 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Priority Non-Tax Claim in Somerset Class 1 agrees to less favorable treatment or has been paid by or on behalf of Somerset on account of such Allowed Priority Non-Tax Claim prior to the Effective Date, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, each holder of an Allowed Priority Non-Tax Claim shall be paid by Somerset in Cash in an amount equal to the Allowed amount of such Priority Non-Tax Claim.

5.107       Somerset Class 2 — Secured Claims against Somerset.

(a)   Impairment and Voting.  Somerset Class 2 is impaired by the Plan.  Each holder of an Allowed Secured Claim in Somerset Class 2 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Except to the extent that the holder of an Allowed Secured Claim agrees to less favorable treatment, each holder of an Allowed Secured Claim in Somerset Class 2 shall be satisfied by, at the option of Somerset: (i) payment in Cash by Somerset in an amount equal to the Allowed amount of such Secured Claim on the later of the Effective Date and the date such Secured Claim becomes an Allowed Secured Claim; (ii) the sale or disposition proceeds of the Collateral securing such Allowed Secured Claim to the extent of the value of the Collateral securing such Allowed Secured Claim; (iii) surrender to the holder of such Allowed Secured Claim of the Collateral securing such Allowed Secured Claim; or (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of the Allowed Secured Claim is entitled.  In the event an Allowed Secured Claim is treated under clause (i) or (ii) above, the Liens securing such Claim shall be deemed released and extinguished without further order of the Bankruptcy Court.

5.108       Somerset Class 3 — General Unsecured Claims against Somerset.

(a)   Impairment and Voting.  Somerset Class 3 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim in Somerset Class 3 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed General Unsecured Claim in Somerset Class 3 shall receive its Pro Rata Share of Available Cash from Somerset.

5.109       Somerset Class 4 — Intercompany Claims against Somerset.

(a)   Impairment and Voting.  Somerset Class 4 is impaired by the Plan.  Each holder of an Allowed Intercompany Claim in Somerset Class 4 is entitled to vote to accept or reject the Plan.

(b)   Distributions.  Each holder of an Allowed Intercompany Claim in Somerset Class 4 shall receive its Pro Rata Share of Available Cash from Somerset.

5.110       Somerset Class 5 — Equity Interests in Somerset.

(a)   Impairment and Voting.  Somerset Class 5 is impaired by the Plan.  Each holder of an Equity Interest in Somerset Class 5 is not entitled to vote to accept or reject the Plan and is conclusively deemed to have rejected the Plan.

(b)   Distributions.  Equity Interests in Somerset shall be cancelled if and when Somerset is dissolved in accordance with Section 7.4 of the Plan. Each holder of an Equity Interest in Somerset shall neither receive nor retain any property or interest in property on account of such Equity Interests thereafter; provided, however, that in the event that all Allowed Claims against Somerset have been satisfied in full in accordance with the Bankruptcy Code and the Plan, each holder of an Equity Interest in Somerset may receive its Pro Rata Equity Share of any remaining assets in Somerset.

ARTICLE VI

Implementation of the Plan

6.1           Plan Administrator.

(a)   Appointment.  LBHI shall serve as Plan Administrator for each of the Debtors.

(b)   Authority.  The Plan Administrator shall have the authority and right on behalf of each of the Debtors, without the need for Bankruptcy Court approval (unless otherwise indicated), but in consultation with the Creditors’ Committee, to carry out and implement all provisions of the Plan, including, without limitation, to:

(i)            control and effectuate the Claims reconciliation process, including to object to, seek to subordinate, compromise or settle any and all Claims against the Debtors;

(ii)           make Distributions to holders of Allowed Claims in accordance with the Plan;

(iii)          exercise its reasonable business judgment to direct and control the wind down, liquidation and/or abandoning of the assets of the Debtors;

(iv)          prosecute all Litigation Claims, including Avoidance Actions, on behalf of the Debtors, and to elect not to pursue any Litigation Claims and whether and when to compromise, settle, abandon, dismiss, or otherwise dispose of any such Litigation Claims, as the Plan Administrator may determine is in the best interests of the Debtors;

(v)           make payments to existing professionals who will continue to perform in their current capacities;

(vi)          retain professionals to assist in performing its duties under the Plan;

(vii)         maintain the books and records and accounts of the Debtors;

(viii)        invest Cash of the Debtors, including any Cash proceeds realized from the liquidation of any assets of the Debtors, including any Litigation Claims, and any income earned thereon;

(ix)           incur and pay reasonable and necessary expenses in connection with the performance of duties under the Plan, including the reasonable fees and expenses of professionals retained by the Plan Administrator;

(x)            administer each Debtor’s tax obligations, including (i) filing and paying tax returns, (ii) request, if necessary, an expedited determination of any unpaid tax liability of each Debtor or its estate under Bankruptcy Code section 505(b) for all taxable periods of such Debtor ending after the Commencement Date through the liquidation of such Debtor as determined under applicable tax laws and (iii) represent the interest and account of each Debtor or its estate before any taxing authority in all matters including, without limitation, any action, suit, proceeding or audit; and

(xi)           prepare and file any and all informational returns, reports, statements, returns or disclosures relating to the Debtors that are required by any Governmental Unit or applicable law.

(c)           No liability of Plan Administrator.  The Plan Administrator shall have no liability whatsoever for any acts or omissions in its capacity as Plan Administrator to the Debtors or holders of Claims against or Equity Interests in the Debtors other than for gross negligence or willful misconduct of the Plan Administrator.  Each of the Debtors shall indemnify and hold harmless LBHI solely in its capacity as Plan Administrator for any losses incurred in such capacity, except to the extent such losses were the result of the Plan Administrator’s gross negligence or willful misconduct.

6.2           LAMCO.  LAMCO will serve as asset manager for certain assets of each of the Debtors under the Plan.  Title and ownership of the assets of the Debtors will not be transferred to LAMCO.  Ownership and ultimate decision making authority with respect to each asset after the Effective Date will be vested in the applicable Debtor.

6.3           Debtor Allocation Agreement.  On or before the Effective Date, the Debtors shall execute the Debtor Allocation Agreement.  The Debtor Allocation Agreement in substantially final form will be included in the Plan Supplement.

6.4           Redistribution of Subordinated Unsecured Claims Recoveries.  To give effect to agreements of holders of Subordinated Unsecured Claims, all Distributions under the Plan made by LBHI shall be calculated as if each holder of an Allowed Subordinated Unsecured Claim in LBHI Class 5 were to receive its Pro Rata Share of a Distribution from LBHI; provided, however, that the Aggregate Subordinated Unsecured Claim Distribution shall automatically be distributed to holders of Allowed Senior Unsecured Claims in LBHI Class 3 in accordance with Section 4.3(b) of the Plan until all holders of Allowed Senior Unsecured Claims are fully satisfied in the Allowed amount of such Senior Unsecured Claims.

6.5           Allowance of Intercompany Claims and Affiliate Guarantee Claims.

(a)   Each holder of an Intercompany Claim shall have an Allowed Intercompany Claim against a Debtor only if such holder recognizes and honors each of the Debtors’ and Debtor-Controlled Entities’ Claims, if any, against such holder.

(b)   Each holder of an Affiliate Guarantee Claim shall have an Allowed Affiliate Guarantee Claim against LBHI only if such holder (i) recognizes and honors each of the Debtors’ and Debtor-Controlled Entities’ Claims, if any, against such holder and (ii) agrees not to setoff such Allowed Affiliate Guarantee Claim against any Claim of a Debtor or Debtor-Controlled Entity against such holder.

6.6           Closing of Chapter 11 Case.  After the Chapter 11 Case of a Debtor has been fully administered, the Plan Administrator shall seek authority from the Bankruptcy Court to close such Debtor’s Chapter 11 Case in accordance with the Bankruptcy Code and the Bankruptcy Rules.

6.7           Indenture Trustee and Creditors’ Committee Members Fees.  Subject to the occurrence of the Effective Date, the reasonable fees and expenses (including attorneys fees) of (i) the indenture trustees with respect to the Senior Notes and (ii) the individual members of the Creditors’ Committee, in each case, incurred in their capacities as indenture trustees or members of the Creditors’ Committee, respectively, shall be Allowed as Administrative Expense Claims and shall be paid by the Debtors in accordance with the Debtor Allocation Agreement.

ARTICLE VII

Corporate Governance

7.1           Corporate Form.  On the Effective Date, the Debtors shall each maintain their current corporate forms.

7.2           LBHI Board of Directors and Officers.  On the Effective Date, the board of directors of LBHI shall consist of 9 persons selected by LBHI with the consent of the Creditors’ Committee (such consent not to be unreasonably withheld) to serve as the board of directors of LBHI through the closing of LBHI’s Chapter 11 Case in accordance of Section 6.6 of the Plan.  Three of the initial directors shall have initial terms of one year.  Three of the initial directors shall have initial terms of two years.  Three of the initial directors shall have initial terms of the three years.  Thereafter, all directors shall serve for three-year terms.  The current officers of LBHI shall continue to serve as the officers of LBHI in accordance with applicable non-bankruptcy law, any employment agreement with LBHI entered into after the Commencement Date, and LBHI’s by-laws, as the same may be amended from time to time, through the closing of LBHI’s Chapter 11 Case, unless an officer resigns or is removed by the post-Effective Date board of directors of LBHI.

7.3           Subsidiary Debtor Post-Effective Date Management.  On the Effective Date, the board of directors or manager, as applicable, of each Subsidiary Debtor shall be selected by the post-Effective Date board of directors of LBHI.  The current officers and/or managers of each Subsidiary Debtor shall continue to serve in such capacity in accordance with applicable non-bankruptcy law, any employment agreement with such Subsidiary Debtor entered into after the Commencement Date, and such Subsidiary Debtor’s certificate of incorporation or by-laws, as the same may be amended from time to time, through the closing of such Subsidiary Debtor’s Chapter 11 Case, unless a current officer or manager resigns or is removed by the post-Effective Date board of directors or manager, as applicable, of such Subsidiary Debtor.

7.4           Corporate Existence.  After the Effective Date, the Plan Administrator may decide, in consultation with the Creditors’ Committee, to (a) maintain each Debtor as a corporation in good standing until such time as all aspects of the Plan pertaining to such Debtor have been completed, or (b) at such time as the Plan Administrator considers appropriate and consistent with the implementation of the Plan pertaining to such Debtor, dissolve such Debtor and complete the winding up of such Debtor without the necessity for any other or further actions to be taken by or on behalf of such dissolving Debtor or its shareholder or any payments to be made in connection therewith subject to the filing of a certificate of dissolution with the appropriate governmental authorities (including, without limitation, the transfer of all or part of the assets of such Debtor to a liquidating trust), or (c) dissolve any Debtor-Controlled Entity and complete the winding up of such Debtor-Controlled Entity in accordance with applicable law; provided, however, that the foregoing does not limit the Plan Administrator’s ability to otherwise abandon an interest in a Debtor-Controlled Entity.

7.5           Wind-Down.  The wind-down and liquidation of each of the Debtors’ assets (as determined for federal income tax purposes) shall occur over a period of 3 years after the Effective Date, subject to receiving a private letter or other equivalent guidance from the IRS permitting a longer period of time without adversely impacting the status of the Plan for federal income tax purposes (it being understood that such liquidation may include the transfer of all or part of the assets of the Debtors to one or more liquidating trusts within the meaning of Treas. Reg. § 301.7701-4).

7.6           Certificate of Incorporation and By-Laws.  As of the Effective Date, the certificate of incorporation and by-laws of each Debtor shall be amended to the extent necessary to carry out the provisions of the Plan.  The amended certificate and by-laws of such Debtor (if any) shall be included in the Plan Supplement.

7.7           Other Corporate Governance Matters.  The Debtors and the Creditors’ Committee shall agree upon other post-Effective Date corporate governance matters.

7.8           Stock Trading Restrictions.  The restrictions imposed by the Stock Trading Restrictions Order shall remain effective and binding through the closing of LBHI’s Chapter 11 Case.

ARTICLE VIII

Provisions Regarding Voting and Distributions Under the Plan

8.1           Voting of Claims.  Each holder of an Allowed Claim in an impaired Class of Claims that is entitled to vote on the Plan pursuant to Article III, Article IV and Article V of the Plan shall be entitled to vote separately to accept or reject the Plan as provided in an order as is entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order or orders of the Bankruptcy Court.

8.2           Nonconsensual Confirmation.  If any impaired Class of Claims entitled to vote on the Plan shall not accept the Plan by the requisite majority provided in section 1126(c) of the Bankruptcy Code, the Debtors reserve the right to amend the Plan in accordance with Section 14.4 of the Plan or undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code or both.  With respect to impaired Classes of Claims or Equity Interests that are deemed to reject the Plan, the Debtors shall request that the Bankruptcy Code confirm the Plan pursuant to section 1129(b) of the Bankruptcy Code.

8.3           Distributions of Available Cash.  On the Effective Date, or as soon thereafter as practicable, after the satisfaction in full of Allowed Administrative Expense Claims, Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims and Allowed Secured Claims (to the extent the Debtor determines to pay such Allowed Secured Claim in Cash) against a Debtor, each Debtor shall make a Distribution of its Available Cash in accordance with the provisions of the Plan to holders of Allowed Claims against such Debtor.  After the initial Distribution, each Debtor shall make Distributions of Available Cash in accordance with the Plan to holders of Allowed Claims against such Debtor semi-annually on March 30 and September 30 of each year, provided that each such Distribution in the aggregate is not less than $10,000,000 of such Debtor’s Available Cash.  Notwithstanding the foregoing, the Plan Administrator may determine, in its sole discretion (a) to made a Distribution that is less than $10,000,000 in the aggregate of a Debtor’s Available Cash, or (b) not to make a Distribution to the holder of an Allowed Claim on the basis that it has not yet determined whether to object to such Claim and such Claim shall be treated as a Disputed Claim for purposes of Distributions under the Plan until the Plan Administrator determines not to object to such Claim (or the time to object to Claims expires), agrees with the holder of such Claim to allow such Claim in an agreed upon amount or objects to such Claim and such Claim is Allowed by a Final Order.

8.4           Minimum Distribution and Manner of Payment.  No payment of Cash of less than $100 shall be made by any Debtor to any holder of an Allowed Claim against such Debtor unless a request therefor is made in writing to the Debtor.  Any payment of Cash made pursuant to the Plan may be made at the option of the Plan Administrator either by check or by wire transfer.

8.5           Distributions Free and Clear.  Except as otherwise provided herein, any Distributions under the Plan shall be free and clear of any Liens, Claims and encumbrances, and no other entity, including the Debtors or the Plan Administrator shall have any interest, legal, beneficial or otherwise, in assets transferred pursuant to the Plan.

8.6           Delivery of Distributions and Undeliverable Distributions.  Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by a new address as set forth (a) on a proof of claim filed by a holder of an Allowed Claim or (b) in another writing notifying the Plan Administrator (at the addresses set forth in Section 14.8) of a change of address.  If any holder’s Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until the Plan Administrator is notified of such holder’s then-current address, at which time all missed Distributions shall be made to such holder at its then-current address, without interest.  All demands for undeliverable Distributions shall be made on or before six (6) months after the date such undeliverable Distribution was initially made.  Thereafter, the amount represented by such undeliverable Distribution shall irrevocably revert to the applicable Debtor and any Claim in respect of such undeliverable Distribution shall be discharged and forever barred from assertion against such Debtor or its respective property.

8.7           Withholding and Reporting Requirements.  In connection with the Plan and all instruments issued in connection therewith and distributed thereon, the Plan Administrator shall comply with all applicable withholding and reporting requirements imposed by any federal, state, or local taxing authority, and all Distributions under the Plan shall be subject to any such withholding or reporting requirements. Notwithstanding the above, each holder of an Allowed Claim that is to receive a Distribution under the Plan shall have the sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any Governmental Unit, including income, withholding and other tax obligations, on account of such Distribution.  The Plan Administrator has the right, but not the obligation, to not make a Distribution until such holder has made arrangements satisfactory to such issuing or disbursing party for payment of any such tax obligations.  The Plan Administrator may require, as a condition to receipt of a Distribution, that the holder of an Allowed Claim complete and return a Form W-8 or W-9, as applicable to each such holder.  If the Plan Administrator makes such a request and the holder fails to comply before the date that is 180 days after the request is made, the amount of such Distribution shall irrevocably revert to the applicable Debtor and any Claim in respect of such Distribution shall be discharged and forever barred from assertion against such Debtor or its respective property.

8.8                                 Time Bar to Cash Payment Rights.  Checks issued in respect of Allowed Claims shall be null and void if not negotiated within 90 days after the date of issuance thereof.  Requests for reissuance of any check shall be made to the Plan Administrator by the holder of the Allowed Claim to whom such check originally was issued.  Any claim in respect of such a voided check shall be made on or before 90 days after the expiration of the 90 day period following the date of issuance of such check.  Thereafter, the amount represented by such voided check shall irrevocably revert to the Debtor and any Claim in respect of such voided check shall be discharged and forever barred from assertion against such Debtor and its property.

8.9                                 Setoffs and Recoupment.  The Debtors may, but shall not be required to, setoff against or recoup from any Claim and the payments to be made pursuant to the Plan in respect of such Claim any Claims of any nature whatsoever that the Debtors may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such Claim the Debtors may have against such claimant.

8.10                           Distribution Record Date.  On the Distribution Record Date, the Claims register shall be closed and any transfer of any Claim therein shall be prohibited.  The Debtors and the Plan Administrator shall have no obligation to recognize any transfer of any such Claims occurring after the close of business on the Distribution Record Date.

8.11                           Allocation of Distributions.  Distributions to any holder of an Allowed Claim shall be allocated first to the principal portion of any such Allowed Claim (as determined for federal income tax purposes), and, only after the principal portion of any such Allowed Claim is satisfied in full, to any portion of such Allowed Claim comprising interest (but solely to the extent that interest is an allowable portion of such Allowed Claim).

8.12                           Maximum Distribution.  In no event shall any holder of any Allowed Claim receive Distributions under the Plan in excess of the Allowed amount of such Claim.

ARTICLE IX

Procedures for Treating Disputed Claims

9.1                                 Objections.  As of the Effective Date, objections to, and requests for estimation of, all Claims against the Debtors may be interposed and prosecuted only by the Plan Administrator, which shall consult with the applicable Debtor and the Creditors’ Committee regarding the same.  Objections to and requests for estimation of Claims shall be filed with the Court and served on the claimant on or before the later of (a) the date that is 2 years after the Effective Date and (b) such later date as may be fixed by the Bankruptcy Court for cause shown.

9.2                                 No Distributions Pending Allowance.  Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no Distribution shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

9.3                                 Estimation of Claims.  The Plan Administrator may at any time request on behalf of any Debtor, after consultation with the Creditors’ Committee, that the Bankruptcy Court estimate any contingent, unliquidated, or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code or otherwise regardless of whether such Debtor previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain exclusive jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection.  In the event that the Bankruptcy Court estimates any contingent, unliquidated or Disputed Claim, the amount so estimated shall constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court.  If the estimated amount constitutes a maximum limitation on the amount of such Claim, such Debtor may pursue supplementary proceedings to object to the allowance of such Claim.  All of the aforementioned objection, estimation, and resolution procedures are intended to be cumulative and not exclusive of one another.  Claims may be estimated and subsequently disallowed, reduced, compromised, settled, withdrawn, or resolved by any mechanism approved by the Bankruptcy Court.

9.4                                 Resolution of Disputed Claims.  On and after the Effective Date, the Plan Administrator shall have the authority, after consultation with the Creditors’ Committee, to compromise, settle or otherwise resolve or withdraw any objections to Claims and to compromise, settle or otherwise resolve any Disputed Claims.  On the date of the first Distribution that is at least sixty (60) days after the date a Disputed Claim becomes an Allowed Claim against a Debtor, such Debtor shall remit to the holder of such Allowed Claim Cash equal to the amount such holder would have received as of that date under the Plan if the Allowed portion of the Disputed Claim had been an Allowed Claim as of the Effective Date.  To the extent that a Disputed Claim against a Debtor is not Allowed or becomes an Allowed Claim in an amount less than the amount of the Disputed Claim set forth in the proof of claim, or as previously estimated by the Bankruptcy Court, the excess of the amount of Cash that would have been distributed to the holder of the Disputed Claim if the Claim had been Allowed in full over the amount of Cash actually distributed on account of such Disputed Claim shall be Available Cash.

9.5                                 No Interest.  Holders of Disputed Claims shall not be entitled to interest if such Disputed Claim becomes an Allowed Claim unless the holder of such Allowed Claim is entitled to postpetition interest on such Claim under the Bankruptcy Code and the Plan.

ARTICLE X

Treatment of Executory Contracts and Unexpired Leases

10.1                           Executory Contracts and Unexpired Leases.  Pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that exist between a Debtor and any person or entity shall be deemed rejected by such Debtor, as of the Effective Date, except for any executory contract or unexpired lease (i) that has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Effective Date and for which the motion was filed prior to the Confirmation Date, (ii) as to which a motion for approval of the assumption or rejection of such executory contract or unexpired lease has been filed prior to the Confirmation Date, or (iii) that is specifically designated in the Plan Supplement as a contract or lease to be assumed by the Debtor; provided, however, that the Debtors reserve the right, on or prior to the Confirmation Date, to amend the Plan Supplement to remove any executory contract or unexpired lease therefrom or add any executory contract or unexpired lease thereto, in which event such executory contract(s) or unexpired lease(s) shall be deemed to be, respectively, rejected or assumed.  The Debtors shall provide notice of any amendments to the Plan Supplement to the parties to the executory contracts and unexpired leases affected thereby.  The listing of a document in the Plan Supplement shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder.

10.2                           Approval of Assumption and Rejection of Executory Contracts and Unexpired Leases.  Entry of the Confirmation Order shall, subject to and upon the occurrence of the Effective Date, constitute (i) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed or assumed and assigned pursuant to the Plan and (ii) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to the Plan.  To the extent any provision of an executory contract or unexpired lease to be assumed by any of the Debtors under the Plan limits such Debtor’s ability to assign such executory contract or unexpired lease, the effectiveness of such provision shall be limited or nullified to the full extent provided in section 365(f) of the Bankruptcy Code.

10.3                           Cure of Defaults.  Except as may otherwise be agreed to by the parties, within thirty (30) days after the Effective Date, the Debtor shall cure any and all undisputed defaults under any executory contract or unexpired lease assumed by the Debtor pursuant to the Plan, in accordance with section 365(b) of the Bankruptcy Code.  All disputed defaults that are required to be cured shall be cured either within thirty (30) days of the entry of a Final Order determining the amount, if any, of the Debtor’s liability with respect thereto, or as may otherwise be agreed to by the parties.

10.4                           Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan.  Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Bankruptcy Court and served upon the relevant Debtor no later than forty-five (45) days after the later of (i) notice of entry of an order approving the rejection of such executory contract or unexpired lease, (ii) notice of entry of the Confirmation Order, and (iii) notice of an amendment to the Plan Supplement relating to such executory contract or unexpired lease.  Except as set forth in the preceding sentence, all such Claims must otherwise comply with the provisions of the Bar Date Order, including, without limitation, the Derivatives Questionnaire and the Guarantee Questionnaire.  All such Claims not filed in accordance with the foregoing and within such time will be forever barred from assertion against the Debtors and their estates. Any Claim arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan shall be classified as a General Unsecured Claim against the Debtor that is a party to such executory contract or unexpired lease.

10.5                           Insurance Policies.  All of the Debtors’ insurance policies and any agreements, documents, or instruments relating thereto, are treated as executory contracts and shall be deemed assumed under the Plan.  Nothing contained herein shall constitute or be deemed a waiver of any Litigation Claims that the Debtors may hold against any entity, including, without limitation, the insurer, under any of the Debtors’ policies of insurance.

10.6                           Indemnification Obligations.  Subject to the occurrence of the Effective Date, the obligations of each Debtor to indemnify, defend, reimburse or limit the liability of (i) directors, officers and any other employee who is held responsible for obligations of the Debtor incurred after the Commencement Date who are directors, officers or employees of such Debtor or a Debtor-Controlled Entity on or after the Commencement Date and (ii) Released Parties, respectively, against any Claims or Causes of Action as provided in the Debtor’s articles of organization, certificates of incorporation, bylaws, other organizational documents or applicable law, shall survive confirmation of the Plan, shall be assumed by such Debtor and will remain in effect after the Effective Date.  Any such assumed obligations owed in connection with an event occurring after the Commencement Date shall be paid as an Administrative Expense Claim under the Plan.  Any such assumed obligations owed in connection with an even occurring before the Commencement Date shall be treated as General Unsecured Claims under the Plan.  Nothing in the Plan shall in any way limit, modify, alter or amend the Debtor’s limitation of liability of the Independent Directors set forth in Section 10.1 of the Restated Certificate of Incorporation of LBHI.

ARTICLE XI

Effectiveness of the Plan

11.1                           Conditions Precedent to the Confirmation of the Plan.  A condition precedent to the confirmation of each Plan is that the Bankruptcy Court shall have entered a Confirmation Order with respect to such Plan in form and substance satisfactory to the respective Debtor and the Creditors’ Committee.

11.2                           Conditions Precedent to the Effective Date of the Plan.  The following are conditions precedent to the Effective Date of the Plan with respect to each Debtor:

(a)          The Confirmation Order, in form and substance acceptable to the Debtors and the Creditors’ Committee, shall have been entered;

(b)         All actions and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan are effected or executed and delivered, as applicable, in form and substance satisfactory to the Debtors;

(c)          All authorizations, consents and regulatory approvals, if any, required by the Debtors in connection with the consummation of the Plan are obtained and not revoked; and

(d)         the certificate of incorporation and by-laws of the Debtors shall have been amended to the extent necessary to effectuate the Plan.

11.3                           Waiver of Conditions.  Notwithstanding the foregoing, each Debtor reserves its right, upon obtaining the consent of the Creditors’ Committee, to waive the occurrence of the conditions precedent to the Effective Date set forth in Section 11.2 of the Plan other than Section 11.2(a) of the Plan.  Any such waiver may be effected at any time, without notice, without leave or order of the Bankruptcy Court, and without any formal action other than proceeding to consummate the Plan.  Any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action.  If any of the Debtors decide, after consultation with the Creditors’ Committee, that one of the conditions precedent to the Effective Date of its Plan cannot be satisfied and the occurrence of such condition is not waived or cannot be waived, then the Debtor shall file a notice of the inability to satisfy such condition prior to the Effective Date with the Bankruptcy Court.

ARTICLE XII

Effects of Confirmation

12.1                           Vesting of Assets.  Upon the Effective Date, pursuant to section 1141(b) and (c) of the Bankruptcy Code, all property of the Debtors’ estates shall vest in the respective Debtor free and clear of all Claims, Liens, encumbrances, charges and other interests, except as provided herein.  From and after the Effective Date, the Debtors may take any action, including, without limitation, the operation of their businesses, the use, acquisition, sale, lease and disposition of property, and the entry into transactions, agreements, understandings or arrangements, whether in or other than in the ordinary course of business, and execute, deliver, implement, and fully perform any and all obligations, instruments, documents and papers or otherwise in connection with any of the foregoing, free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as explicitly provided herein.

12.2                           Binding Effect.  On and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

12.3                           Release and Exculpation. On and after the Effective Date, the Debtors and all entities who have held, hold or may hold Claims against or Equity Interests in any or all of the Debtors (whether proof of such Claims or Equity Interests has been filed or not), along with their respective present or former employees, agents, officers, directors or principals, shall be deemed to have released the Released Parties from, and none of the Released Parties shall have or incur any liability for, any Claim, Cause of Action or other assertion of liability for any act taken or omitted to be taken during the Chapter 11 Cases in connection with, or arising out of, the Chapter 11 Cases, the formulation, dissemination, confirmation, consummation or administration of the Plan, property to be distributed under the Plan or any other act or omission in connection with the Chapter 11 Cases, the Plan, the Disclosure Statement or any contract, instrument, document or other agreement related thereto; provided, however, that (i) in no event shall any Litigation Claim, Cause of Action or other Claim or assertion of liability against any Released Party for any act taken or omitted to be taken prior to the Commencement Date be released by the Plan, and (ii) nothing herein shall affect the liability of any person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted willful misconduct or gross negligence; provided, further, that nothing in this Plan shall limit the liability of the professionals of the Debtors or the Creditors’ Committee to their respective clients pursuant to DR 6-102 of the Model Code of Professional Responsibility.

12.4                           Injunction.  Except as expressly provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all entities who have held, hold or may hold Claims against or Equity Interests in any or all of the Debtors and other parties in interest (whether proof of such Claims or Equity Interests has been filed or not), along with their respective present or former employees, agents, officers, directors or principals, are permanently enjoined, on and after the Effective Date, with respect to any Claims and Causes of Action which are extinguished or released pursuant to the Plan from (i) commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against or affecting the Released Parties or the property of any of the Released Parties, (ii) enforcing, levying, attaching (including, without limitation, any prejudgment attachment), collecting, or otherwise recovering by any manner or means, whether directly or indirectly, any judgment, award, decree, or order against the Released Parties or the property of any of the Released Parties, (iii) creating, perfecting, or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Released Parties or the property of any of the Released Parties, (iv) asserting any right of setoff, directly or indirectly, against any obligation due the Released Parties or the property of any of the Released Parties, except as contemplated or allowed by the Plan; (v) acting or proceeding in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; and (vi) taking any actions to interfere with the implementation or consummation of the Plan.

12.5                           Terms of Injunctions or Stays.  Unless otherwise provided in the Plan, the Confirmation Order, or a separate order of the Bankruptcy Court, all injunctions or stays arising under or entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the closing of all of the Chapter 11 Cases.

12.6                           Retention of Litigation Claims and Reservation of Rights.

(a)          Except as expressly provided in the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or Litigation Claims that the Debtors may have or choose to assert on behalf of their respective estates under any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation, (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, their officers, directors, or representatives, (ii) any and all Claims or rights arising under any tax sharing agreement among the Debtors and their Affiliates (including the tax sharing agreement among the Debtors and LBI based on their regular and consistent course of conduct over many years), (iii) any and all Claims for reimbursement of costs incurred for the benefit of any Affiliate, including in connection with the disposition of an Affiliate’s assets; and (iv) any and all Avoidance Actions.

(b)         Except as expressly provided in the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any Litigation Claim, right of setoff, or other legal or equitable defense which the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim. The Debtors shall have, retain, reserve, and be entitled to assert all such Litigation Claims, rights of setoff, and other legal or equitable defenses which they had immediately prior to the Commencement Date fully as if the Chapter 11 Cases had not been commenced, and all of the Debtors’ legal and equitable rights respecting any Claim may be asserted after the Confirmation Date to the same extent as if the Chapter 11 Cases had not been commenced; provided, however, that, for the avoidance of doubt, the foregoing shall not restrict the Debtors’ ability to retain, prosecute or settle any Avoidance Actions.

(c)          Except as expressly provided in the Plan, the Plan Administrator, shall, after the Effective Date, retain the rights of each Debtor, to prosecute any Litigation Claims that could have been brought by such Debtor at any time.  The Plan Administrator shall prosecute all such retained Litigation Claims in coordination with the Debtors and the Creditors’ Committee.  If the Plan Administrator declines to prosecute any Litigation Claim on behalf of any Debtor, the Creditors’ Committee shall have the right and standing to prosecute such Litigation Claim on behalf of such Debtor.

ARTICLE XIII

Retention of Jurisdiction

13.1                           Retention of Jurisdiction.  The Bankruptcy Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

(a)                                  To hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases and the allowance of any Claims resulting therefrom;

(b)                                 To determine any and all pending adversary proceedings, applications and contested matters relating to the Chapter 11 Cases;

(c)                                  To hear and determine any objection to Claims;

(d)                                 To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

(e)                                  To issue such orders in aid of execution of the Plan to the extent authorized by section 1142 of the Bankruptcy Code;

(f)                                    To consider any modifications of the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

(g)                                 To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331 and 503(b) of the Bankruptcy Code;

(h)                                 To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan, including any agreements or documents contemplated by the Plan;

(i)                                     To issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any person with the consummation, implementation or enforcement of the Plan, the Confirmation Order, or any other order of the Bankruptcy Court;

(j)                                     To hear and determine any actions brought against the Plan Administrator in connection with the Plan;

(k)                                  To hear and determine any actions brought to recover all assets of the Debtors and property of the estates, wherever located;

(l)                                     To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods ending after the Commencement Date;

(m)                               To hear all matters relating to Article XII of the Plan, including, without limitation, all matters relating to the releases, exculpation, and injunction granted thereunder.

(n)                                 To hear any other matter consistent with the provisions of the Bankruptcy Code; and

(o)                                 To enter a final decree closing the Chapter 11 Cases.

ARTICLE XIV

Miscellaneous Provisions

14.1                           Dissolution of the Committee.  On the Closing Date, the Creditors’ Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Creditors’ Committee’s attorneys, accountants, and other agents shall terminate.

14.2                           Exemption from Transfer Taxes.  Pursuant to section 1146(a) of the Bankruptcy Code, (a) the issuance, transfer, or exchange of notes or equity securities, (b) the creation of any mortgage, deed of trust, lien, pledge, or other security interest, (c) the making or assignment of or surrender of any lease or sublease, or (d) the making of or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, and any merger agreements, agreements of restructuring, disposition, liquidation or dissolution, any deeds, bills of sale, transfers of tangible property, or assignments executed in connection with any disposition of assets contemplated by the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, sales, use or other similar tax.

14.3                           Plan Supplement.  The Debtor Allocation Agreement, the amended certificate and by-laws of the Debtors (if any) in accordance with Section 7.6, and a list of any contracts or leases to be assumed or assumed and assigned by the Debtors in accordance with Section 10.1, shall be contained in the Plan Supplement that is filed with the Clerk of the Bankruptcy Court at least ten (10) days prior to the last day upon which holders of Claims may vote to accept or reject the Plan.  Upon its filing with the Bankruptcy Court, the Plan Supplement may be obtained on the Debtors’ independent website at www.lehman-docket.com or by request to the Debtors in accordance with Section 14.8 of the Plan.

14.4                           Amendment or Modification of Plan.  The Debtors reserve the right to propose alterations, amendments, or modifications of or to the Plan in writing at any time prior to the Confirmation Date, provided that the Plan, as altered, amended or modified satisfies the conditions of section 1122 and 1123 of the Bankruptcy Code, and the Debtors shall have complied with section 1125 of the Bankruptcy Code.  The Plan may be altered, amended, or modified at any time after the Confirmation Date and before substantial consummation, provided that the Plan, as altered, amended or modified satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, modified or amended, under section 1129 of the Bankruptcy Code and the circumstances warrant such alterations, amendments of modifications.  A holder of a Claim that has accepted the plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claims of such holder.

14.5                           Withdrawal or Revocation of the Plan.  The Debtors reserve the right to withdraw or revoke the Plan at any time prior to the Confirmation Date.  If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, or if the Confirmation Date does not occur, then the Plan shall be deemed null and void.  In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any other person in any further proceedings involving the Debtors.

14.6                           Courts of Competent Jurisdiction.  If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of the Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

14.7                           Transactions on Business Days.  If the Effective Date or any other date on which a transaction may occur under the Plan shall occur on a day that is not a Business Day, any transactions or other actions contemplated by the Plan to occur on such day shall instead occur on the next succeeding Business Day.

14.8                           Notices.  Any notices to or requests of the Debtors by parties in interest under or in connection with the Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

If to any Debtor:

c/o Lehman Brothers Holdings Inc.
1271 Avenue of the Americas
New York, NY 10020
Attention:	Bryan Marsal
John Suckow

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Re: Lehman Brothers

14.9                           Severability.  In the event that the Bankruptcy Court determines, prior to the Confirmation Date, that any provision of the Plan is invalid, void, or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted.  Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation.  The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

14.10                     Governing Law.  Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

14.11                     Headings.  Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

14.12                     Exhibits.  All exhibits and schedules to the Plan as well as the Plan Supplement and any exhibits or schedules thereto are incorporated into and are a part of the Plan as if set forth in full herein.

14.13       Successors and Assigns.  All the rights, benefits, and obligations of any person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, the heirs, executors, administrators, successors, and/or assigns of such person.

Dated:	New York, New York
April 14, 2010

LEHMAN BROTHERS HOLDINGS INC.

		By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LB 745 LLC

		By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

PAMI STATLER ARMS LLC

		By:	/s/ William J. Fox
Name: William J. Fox
Title: Authorized Signatory

LEHMAN BROTHERS COMMODITY SERVICES INC.

		By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LEHMAN BROTHERS SPECIAL FINANCING INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LEHMAN BROTHERS OTC DERIVATIVES INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Chief Financial Officer, Controller and Senior Vice-President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LEHMAN BROTHERS COMMERCIAL CORP.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Chief Financial Officer, Controller and Senior Vice-President

CES AVIATION LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

CES AVIATION V LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

CES AVIATION IX LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

EAST DOVER LIMITED

By:	/s/ William J. Fox
Name: William J. Fox
Title: Duly Authorized Officer

LEHMAN SCOTTISH FINANCE L.P., by its general partner Property Asset Management Inc.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE S.A.R.L.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Manager

BNC MORTGAGE LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LB ROSE RANCH LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Authorized Signatory

LB 2080 KALAKAUA OWNERS LLC, by its managing member PAMI LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

MERIT, LLC, by its Manager
LEHMAN COMMERCIAL PAPER INC.

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LB SOMERSET LLC, by its managing member
PAMI LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

LB PREFERRED SOMERSET LLC, by its managing member PAMI LLC

By:	/s/ William J. Fox
Name: William J. Fox
Title: Executive Vice President and Chief Financial Officer

Counsel:

WEIL, GOTSHAL & MANGES LLP

767 Fifth Avenue

New York, New York 10153

Telephone:  (212) 310-8000

Facsimile:  (212) 310-8007

Attorneys for Debtors and

Debtors in Possession

Schedule 1

(Debtors)

1.	BNC

2.	CES

3.	CES V

4.	CES IX

5.	East Dover

6.	LB 745

7.	LB 2080

8.	LB Rose Ranch

9.	LBCC

10.	LBCS

11.	LBDP

12.	LBFP

13.	LBHI

14.	LBSF

15.	LCPI

16.	LOTC

17.	LS Finance

18.	LUXCO

19.	Merit

20.	PAMI

21.	Preferred Somerset

22.	SASCO

23.	Somerset

Schedule 2
(Foreign Administrators)

1.                                       Rutger Schimmelpenninck and Frédéric Verhoeven, in their capacity as bankruptcy trustees (“curators”) for LBT

2.                                       Anthony Victor Lomas, Steven Anthony Pearson, Dan Yoram Schwarzmann, Michael John Andrew Jervis of PricewaterhouseCoopers LLP as administrators of:

a.               LBL

b.              Lehman Brothers Holdings PLC (in Administration)

c.               LB UK Re Holdings Limited (in Administration)

d.              LBIE

e.               Storm Funding Limited (in Administration)

f.                 Mable Commercial Funding Limited (in Administration)

g.              Lehman Brothers Europe Limited (in Administration)

h.              Lehman Brothers UK Holdings Ltd (in Administration)

i.                  LB UK Financing Ltd (in Administration)

j.                  LB SF No. 1 (in Administration)

k.               Cherry Tree Mortgages Limited (in Administration)

l.                  Lehman Brothers Lease and Financing (No 1) Limited (in Administration)

m.            Zestdew Limited (in Administration)

n.              Monaco NPL (No 1) Limited (in Administration)

o.              Lehman Commercial Mortgage Conduit Limited (in Administration)

p.              LB RE Financing NO. 3 Limited (in Administration)

q.              Lehman Brothers (PTG) Limited (in Administration)

r.                 Eldon Street Holdings Limited (in Administration)

s.               LB Holdings Intermediate 2 Limited (in Administration)

3.                                       Edward Simon Middleton and Patrick Cowley as the Joint and Several Liquidators, without personal liability, of and for and on behalf of:

a.               Lehman Brothers Asia Holdings Limited (In Liquidation)

b.              Lehman Brothers Asia Limited (In Liquidation)

c.               Lehman Brothers Futures Asia Limited (In Liquidation)

d.              Lehman Brothers Securities Asia Limited (in Liquidation)

e.               LBQ Hong Kong Funding Limited (In Liquidation)

f.                 Lehman Brothers Nominees (H.K.) Limited (In Liquidation)

g.              Lehman Brothers Asia Capital Company (In Liquidation)

h.              LBCCA

4.                                       Edward Simon Middleton and Patrick Cowley as Joint Official Liquidators of Lehman Brothers Equity Finance (Cayman) Limited (In Official Liquidation)

5.                                       LBJ (debtor in possession)

6.                                       LBHJ (debtor in possession)

7.                                       Lehman Brothers Commercial Inc. (debtor in possession)

8.                                       Sunrise (debtor in possession)

9.                                       Chay Fook Yuen, Yap Cheng Ghee and Tay Puay Cheng, as Joint and Several Liquidators, without personal liability, of and for and on behalf of:

a.               Lehman Brothers Investments Pte. Ltd. (In Creditors’ Voluntary Liquidation)

b.              Lehman Brothers Finance Asia PTE Ltd. (In Creditors’ Voluntary Liquidation)Lehman Brothers Commodities Pte. Ltd. (In Creditors’ Voluntary Liquidation)

c.               Lehman Brothers Pacific Holdings Pte. Ltd. (In Creditors’ Voluntary Liquidation)

d.              Sail Investors Pte. Ltd. (In Creditors’ Voluntary Liquidation)

e.               Lehman Brothers Asia Pacific Holdings Pte. Ltd. (In Creditors’ Voluntary Liquidation)

10.                                 Dr. Michael C. Frege in his capacity as insolvency administration (“Insolvenzverwalter”) of LBB

11.                                 Neil Singleton and Stephen Parbery, joint and several administrators of:

a.               Lehman Brothers Australia Granica Pty Limited (Subject to Deed of Company Arrangement)

b.              Lehman Brothers Real Estate Australia Commercial Pty Limited (Subject to Deed of Company Arrangement)

c.               Lehman Brothers Australia Real Estate Holdings Pty Limited (Subject to Deed of Company Arrangement)

d.              Lehman Brothers Australia Finance Pty Limited (Subject to Deed of Company Arrangement)

e.               Lehman Brothers Australia Holdings Pty Limited (Subject to Deed of Company Arrangement)

f.                 Lehman Brothers Australia Limited (In Liquidation)

g.              LBHV 1 Pty Limited (Subject to Deed of Company Arrangement)

h.              HV 1 Pty Limited (DOCA)

i.                  HV 2 Pty Limited (DOCA)

12.                                 Mr. Michiel R.B. Gorsira in his capacity of Court appointed receiver (“curator”) of LB Securities

13.                                 PricewaterhouseCoopers Ltd., Zurich, Christiana Suhr-Brunner and Pascal Portmann, appointed bankruptcy administrators of LB Finance

14.                                 Claudia C.E. Jansen, appointed bankruptcy administrator of Lehman Brothers Capital GmbH

15.                                 Maître Jacques Delvaux and Maître Laurent Fisch, court appointed bankruptcy receivers of Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite), LB Infrastructure Europe Holding S.C.A. (en faillite), and LB Infrastructure Europe GP (en faillite), and court appointed Joint Liquidators of Lehman Brothers (Luxembourg) S.A. (in liquidation).

2

16.                                 Monico V. Jacob, Receiver of Philippine Investment One (SPV-AMC), Inc. and  Philippine Investment Two (SPV-AMC), Inc.

17.                                 D. Geoffrey Hunter, provisional liquidator, PricewaterhouseCoopers, of Lehman Re

3

Schedule 3

(Foreign Proceedings)

The Netherlands

1.                                       LBT, Faillissementsnummer 08.0494-F

The Netherlands-Antilles

2.                                       Bankruptcy of the public company LB Securities (Faillissement van de naamloze vennootschap LB Securities), E.J.F. no. 2/2009

The United Kingdom

3.                                       LBL

4.                                       Lehman Brothers Holdings PLC (in Administration)

5.                                       LB UK Re Holdings Limited (in Administration)

6.                                       LBIE

7.                                       Storm Funding Limited (in Administration)

8.                                       Mable Commercial Funding Limited (in Administration)

9.                                       Lehman Brothers Europe Limited (in Administration)

10.                                 Lehman Brothers UK Holdings Ltd (in Administration)

11.                                 LB UK Financing Ltd (in Administration)

12.                                 LB SF No. 1 (in Administration)

13.                                 Cherry Tree Mortgages Limited (in Administration)

14.                                 Lehman Brothers Lease and Financing (No 1) Limited (in Administration)

15.                                 Zestdew Limited (in Administration)

16.                                 Monaco NPL (No 1) Limited (in Administration)

17.                                 Lehman Commercial Mortgage Conduit Limited (in Administration)

18.                                 LB RE Financing NO. 3 Limited (in Administration)

19.                                 Lehman Brothers (PTG) Limited (in Administration)

20.                                 Eldon Street Holdings Limited (in Administration)

21.                                 LB Holdings Intermediate 2 Limited (in Administration)

Hong Kong

22.                                 Lehman Brothers Asia Holdings Limited (In Liquidation), HCCW 443 of 2008

23.                                 Lehman Brothers Asia Limited (In Liquidation), HCCW 442 of 2008

24.                                 Lehman Brothers Futures Asia Limited (In Liquidation), HCCW 438 of 2008

25.                                 LB Securities, HCCW 437 of 2008

26.                                 LBQ Hong Kong Funding Limited (In Liquidation), HCCW 463 of 2008

27.                                 Lehman Brothers Nominees (H.K.) Limited (In Liquidation), HCCW 464 of 2008

28.                                 Lehman Brothers Asia Capital Company (In Liquidation), HCCW 452 of 2008

29.                                 LBCCA, HCCW 441 of 2008

The Cayman Islands

30.                                 Lehman Brothers Equity Finance (Cayman) Limited (In Official Liquidation), Case No. 374 of 2009

Japan

31.                                 In the Matter of Petition for Commencement of Rehabilitation Proceedings of LBJ, Tokyo District Court, Heisei 20 (2008) (sai) No. 205

32.                                 In the Matter of Petition for Commencement of Rehabilitation Proceedings of LBHJ, Tokyo District Court, Heisei 20 (2008) (sai) No. 206

33.                                 In the Matter of Petition for Commencement of Rehabilitation Proceedings of Lehman Brothers Commercial Inc., Tokyo District Court, Heisei 20 (2008) (sai) No. 207

34.                                 In the Matter of Petition for Commencement of Rehabilitation Proceedings of Sunrise, Tokyo District Court, Heisei 20 (2008) (sai) No. 208

Singapore

35.                                 Lehman Brothers Investments Pte. Ltd. (In Creditors’ Voluntary Liquidation)

36.                                 Lehman Brothers Finance Asia PTE Ltd. (In Creditors’ Voluntary Liquidation)

37.                                 Lehman Brothers Commodities Pte. Ltd. (In Creditors’ Voluntary Liquidation)

38.                                 Lehman Brothers Pacific Holdings Pte. Ltd. (In Creditors’ Voluntary Liquidation)

39.                                 Sail Investors Pte. Ltd. (In Creditors’ Voluntary Liquidation)

40.                                 Lehman Brothers Asia Pacific Holdings Pte. Ltd. (In Creditors’ Voluntary Liquidation)

Germany

41.                                 In dem Insolvenzverfahren LBB, Court Reference: 810 IN 1120/08 L

42.                                 In dem Insolvenzantragsverfahren über dasVermögen der Lehman Brothers Capital GmbH, Court Reference: 810 IN 983/08 L

Australia

43.                                 Lehman Brothers Australia Granica Pty Limited (Subject to Deed of Company Arrangement)

44.                                 Lehman Brothers Real Estate Australia Commercial Pty Limited (Subject to Deed of Company Arrangement)

45.                                 Lehman Brothers Australia Real Estate Holdings Pty Limited (Subject to Deed of Company Arrangement)

46.                                 Lehman Brothers Australia Finance Pty Limited (Subject to Deed of Company Arrangement)

47.                                 Lehman Brothers Australia Holdings Pty Limited (Subject to Deed of Company Arrangement)

48.                                 Lehman Brothers Australia Limited (In Liquidation)

2

49.                                 LBHV 1 Pty Limited (Subject to Deed of Company Arrangement)

50.                                 HV 1 Pty Limited (DOCA)

51.                                 HV 2 Pty Limited (DOCA)

Switzerland

52.                                 LB Finance

Luxembourg

53.                                 Lehman Brothers (Luxembourg) Equity Finance S.A. (en faillite)

54.                                 Lehman Brothers (Luxembourg) S.A. (in liquidation).

55.                                 LB Infrastructure Europe Holding S.C.A. (en faillite)

56.                                 LB Infrastructure Europe GP. (en faillite)

The Philippines

57.                                 In the Matter of: Petition for Rehabilitation with Prayer for Staying All Claims, Actions and Proceedings Against Philippine Investment One (SPV-AMC), Inc., SP Case No. M-6682

58.                                 In the Matter of: Petition for Rehabilitation with Prayer for Staying All Claims, Actions and Proceedings Against Philippine Investment Two (SPV-AMC), Inc., SP Case No. M-6683

Bermuda

59.                                 In the Matter of Lehman Re Ltd., 2008: No. 217

3

Schedule 4

(Primary Obligors)

1.               LBSF

2.               LBCS

3.               LBCC

4.               LOTC

5.               LBDP

6.               LCPI

7.               LBIE

8.               LBL

9.               LBT

10.         LBB

11.         LB Finance

12.         LB Securities

13.         LBJ

14.         LBHJ

15.         Sunrise

16.         LBCCA

17.         LBI

18.         Schedule 5 Affiliates

Schedule 5
(Schedule 5 Affiliates)

1.               Argoman Real Estate Investments Inc.

2.               BNC

3.               Galleon Investments Luxembourg Sarl

4.               Gallipoli Real Estate, Inc.

5.               Gallipoli Two Real Estate, Inc.

6.               GKI Development Inc.

7.               Guadelete Investments Sarl

8.               Lehman Brothers Asia Holdings Limited (In Liquidation)

9.               Lehman Brothers Finance Asia PTE Ltd. (In Creditors’ Voluntary Liquidation)

10.         Lehman Brothers Lease & Finance No. 1 Limited

11.         Lehman Brothers (Luxembourg) S.A. (in liquidation).

12.         Lehman Brothers Securities Asia Limited (in Liquidation)

13.         Lehman Re Ltd.

14.         LB UK RE Holdings Limited

15.         Lobos Real Estate, Inc.

16.         Philippine Investment One (SPV-AMC), Inc.

17.         Philippine Investment Two (SPV-AMC), Inc.

18.         SASCO

19.         Saturn Real Estate, Inc.

20.         Teak Real Estate, Inc.

21.         TL I Asset Management Company Limited

22.         TL III Asset Management Company Limited

23.         Woodlands Commercial Bank f/k/a Lehman Brothers Commercial Bank

Schedule 6
(Third-Party Guarantee Class Maximum)

	Primary Obligor	Third-Party Guarantee Class Maximum
A.	LBSF	$15,861,000,000
B.	LBCS	$2,776,000,000
C.	LBCC	$353,000,000
D.	LOTC	$310,000,000
E.	LBDP	$201,000,000
F.	LCPI	$1,162,000,000
G.	LBIE	$18,203,000,000
H.	LBL	$2,439,000,000
I.	LBT	$26,411,000,000
J.	LBB	$19,410,000,000
K.	LB Finance	$2,763,000,000
L.	LB Securities	$746,000,000
M.	LBJ	$410,000,000
N.	LBHJ	$1,289,000,000
O.	Sunrise	$622,000,000
P.	LBCCA	$142,000,000
Q.	LBI	$748,000,000
R.	Schedule 5 Affiliates	$292,000,000 (in the aggregate)